SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of
1934 (Amendment No. ____)

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
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Columbus McKinnon Corporation
(Name of Registrant as specified in its charter)

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COLUMBUS McKINNON CORPORATION
140 John James Audubon Parkway
Amherst, New York 14228-1197

____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2010
____________________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Columbus McKinnon Corporation, a New York corporation, will be held at the Martha Washington Inn, 150 Main Street, Abingdon, Virginia, on July 26, 2010, at 10:00 a.m., local time, for the following purposes:

1.           To elect nine Directors to hold office until the 2011 Annual Meeting and until their successors have been elected and qualified;

2.           To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2011;

3.           To take action and vote upon the adoption of the Columbus McKinnon Corporation 2010 Long Term Incentive Plan; and

4.           To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 4, 2010, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting.  Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or using the internet as instructed on the enclosed proxy card.  If you attend the Annual Meeting, you may vote your shares in person if you wish.  We sincerely appreciate your prompt cooperation.

ROBERT J. OLIVIERI
Secretary

Dated: June 21, 2010

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on July 26, 2010. The Company’s Proxy Statement and Annual Report to shareholders for the fiscal year ended March 31, 2010 are available at http://www.cmworks.com/investors/proxy.

COLUMBUS McKINNON CORPORATION
140 John James Audubon Parkway
Amherst, New York 14228-1197

_________________________________________________

PROXY STATEMENT
_________________________________________________

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Columbus McKinnon Corporation, a New York corporation (“our Company”, “we” or “us”), of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Martha Washington Inn, 150 West Main Street, Abingdon, Virginia, on July 26, 2010, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.  The close of business on June 4, 2010 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.  At the close of business on June 4, 2010, we had outstanding 19,122,266 shares of our common stock, $.01 par value per share, the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card.  If no specification is made, the proxies will be voted FOR the nominees for Director named in this Proxy Statement, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2011 and FOR the adoption of the Columbus McKinnon Corporation 2010 Long Term Incentive Plan.

In order for business to be conducted, a quorum must be present at the Annual Meeting.  A quorum is a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.  Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Annual Meeting.

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the nine nominees receiving the most votes will be elected.  A majority of the votes cast is required to ratify the appointment of our independent registered public accounting firm for fiscal 2011 and to approve the adoption of our 2010 Long Term Incentive Plan.  Under the law of the State of New York, our state of incorporation, only “votes cast” by the shareholders entitled to vote are determinative of the outcome of the matter subject to shareholder vote.  Abstentions and broker non-votes will be counted in determining the existence of a quorum, but will not be counted towards any other nominee’s achievement of plurality or in determining the votes cast on any other proposal.

The execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person.  A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

This Proxy Statement and form of proxy are first being sent or given to shareholders on or about June 21, 2010.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that our Board of Directors shall consist of not less than three nor more than nine Directors to be elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified.  Currently, the Board of Directors is comprised of nine members.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election as Directors of Timothy T. Tevens, Richard H. Fleming, Ernest R. Verebelyi, Wallace W. Creek, Stephen Rabinowitz, Linda A. Goodspeed, Nicholas T. Pinchuk, Liam G. McCarthy and Christian B. Ragot, each of whom is presently a Director and has been previously elected by our shareholders.  If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate.  The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.

The following information is provided concerning the nominees for Director:

Ernest R. Verebelyi, age 62, was appointed a Director of the Company in January 2003 and was elected Chairman of the Board in August 2005.  Mr. Verebelyi retired from Terex Corporation, a global diversified equipment manufacturer, in October 2002 where he held the position of Group President.  Prior to joining Terex in 1998, he held executive, general management and operating positions at General Signal Corporation, Emerson, Hussmann Corporation, and General Electric. Mr. Verebelyi also serves as a director of CH Energy Group, Inc. (NYSE: CHG).

Timothy T. Tevens, age 54, was elected President and appointed a Director of our Company in January 1998 and assumed the duties of Chief Executive Officer in July 1998.  From May 1991 to January 1998 he served as our Vice President - Information Services and was also elected Chief Operating Officer in October 1996.  From 1980 to 1991, Mr. Tevens was employed by Ernst & Young LLP in various management consulting capacities.  Mr. Tevens also serves on the Board of Directors of Zep, Inc. (NYSE: ZEP).

Richard H. Fleming, age 63, was appointed a Director of our Company in March 1999.  In February 1999, Mr. Fleming was appointed Executive Vice President and Chief Financial Officer of USG Corp. (NYSE: USG).  Prior thereto, Mr. Fleming served USG Corp. in various executive financial capacities, including Senior Vice President and Chief Financial Officer from January 1995 to February 1999 and Vice President and Chief Financial Officer from January 1994 to January 1995.  Mr. Fleming also serves as a member of the Board of Directors of in3media, inc. and is an advisory board member of AlphaZeta Interactive, both private companies.  He is also a director for several not-for-profit entities including UCAN and the Museum of Broadcast Communications.

Wallace W. Creek, age 71, was appointed a Director of the Company in January 2003.  Mr. Creek served as Controller of the General Motors Corporation from 1992 to 2002 and held several executive positions in finance at General Motors over a forty-three year career. Mr. Creek also served as Senior Vice President of Finance for Collins & Aikman, an automotive component manufacturer, from December 2002 to June 2004.  Mr. Creek is also a director of CF Industries Holdings, Inc. (NYSE: CF).

Stephen Rabinowitz, age 67, was appointed a Director of the Company in October 2004. He retired in 2001 from his position as Chairman and Chief Executive Officer of General Cable Corporation, a leading manufacturer of electrical, communications and utility cable.  Prior to joining General Cable as President and Chief Executive Officer in 1994, he served as President and CEO of AlliedSignal Braking Systems, and before that as President and CEO of General Electric’s Electrical Distribution and Control business.  He also held management positions in manufacturing operations and technology at the General Electric Company and the Ford Motor Company.  Mr. Rabinowitz is also Chairman of the Board of Energy Conversion Devices, Inc. (NASDAQ: ENER).

Linda A. Goodspeed, age 48, was appointed a Director of the Company in October 2004. In 2007 she joined Nissan North America, Inc. as Vice President of Information Systems.  From 2001 until 2007 she was employed by Lennox International Inc., a global supplier of climate control solutions.  Her position with Lennox was Executive Vice President and Chief Supply Chain Logistics and Technology Officer. Prior to that, Ms. Goodspeed served as President and Chief Operating Officer of PartMiner, Inc., a global supplier of electronic components.  She has also held management positions in product management and development, research and development and design engineering at General Electric Appliances, Nissan North America, Inc. and the Ford Motor Company.  Ms. Goodspeed also serves as a director of American Electric Power Co., Inc. (NYSE: AEP) and is a managing partner in WealthStrategies Financial Advisors.

Nicholas T. Pinchuk, age 63, was appointed a Director of the Company in January 2007.  Currently, he is Chairman, President and Chief Executive Officer of Snap-on Incorporated (NYSE: SNA), an S&P 500 company.  Mr. Pinchuk joined Snap-on in 2002.  Prior to that, Mr. Pinchuk served in several executive operational and financial management positions at United Technologies Corporation, including President, Global Refrigeration Operations of its Carrier Corporation unit and President of Carrier’s Asia-Pacific Operations.  He also served in financial and engineering managerial staff positions at the Ford Motor Company from 1972 to 1983.  Mr. Pinchuk held the rank of First Lieutenant in the United States Army from 1970 to 1971.

Liam G. McCarthy, age 54, was appointed a Director of the Company in November 2008. In 2005, Mr. McCarthy was appointed President and Chief Operating Officer of Molex Incorporated (NASDAQ:MOLX).  Prior thereto, Mr. McCarthy served Molex in various executive and management capacities since 1989, including Vice President, Operations, Europe from 2001 to 2005.

Christian B. Ragot, age 52, was appointed a Director of the Company in November 2008.  Since December 2009, Mr. Ragot has been engaged as a consultant advising several companies in various industries.  From 2007 until December 2009, Mr. Ragot was President, Chief Executive Officer and a Director of Freightcar America, Inc. (NASDAQ:RAIL).  Prior to joining Freightcar America as Chief Operating Officer in 2007, he served Terex Corporation in various executive capacities between 1999 and 2006, including Group President, Terex Utilities, Roadbuilding and Advance Mixers Group from 2003 to 2006.  Prior thereto, Mr. Ragot served Ingersoll-Rand Company in various executive and management capacities between 1984 and 1999, including Vice President & General Manager, Air Compressor Group in Paris, France from 1997 to 1999.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

General Corporate Governance Policy

Our Board of Directors believes that its overriding responsibility is to offer guidance and the benefit of its collective experience to help our management understand the risks confronting, and opportunities available to, our Company.  In furtherance of this responsibility, our Board of Directors has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures it deems important to the successful satisfaction of this responsibility.  These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, compensation and indemnification of our Directors, as well as with respect to specific transactions requiring the prior formal approval of our Board of Directors.  A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company’s website at www.cmworks.com.

Board Leadership Structure

The roles of the Company’s Chairman of the Board and Chief Executive Officer have been served by separate individuals since 1998. We believe this leadership structure supports our belief that it is the Chief Executive Officer’s responsibility to manage the Company and the Chairman’s responsibility to manage the Board.  Since Mr. Verebelyi’s election as our Chairman of the Board in August 2005, that position has been filled by an independent Director. As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have an independent Chairman whose sole job is leading the Board.

We believe our Chief Executive Officer and Chairman of the Board have an excellent working relationship that has allowed Mr. Tevens to focus on the challenges that the Company is facing in the current business environment.  By separating the roles of the Chairman of the Board and Chief Executive Officer positions, we ensure there is no duplication of effort between them.  We believe this provides strong leadership for our Board of Directors, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. As part of our annual Board of Directors self-evaluation process, we evaluate our leadership structure to ensure that it continues to provide the optimal structure for our Company and shareholders.  We believe our current leadership structure is the optimal structure for our Company at this time.

Board Composition and Diversity

Our Corporate Governance and Nomination Committee is responsible for developing the general criteria, subject to approval by our Board of Directors, for use in identifying, evaluating and selecting qualified candidates for election or re-election to the Board.  The Governance and Nomination Committee annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board.  The Corporate Governance and Nomination Committee, in recommending candidates for election or re-election to the Board, seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance and global markets.  When the Corporate Governance and Nomination Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the attributes of the existing Director.

Although the Company has no policy regarding diversity, the charter of the Corporate Governance and Nomination Committee includes as a statement of responsibility that the Committee assure that the composition of the Board of Directors includes appropriate breadth, depth and diversity of experience and capabilities.  In identifying candidates for Director, the Corporate Governance and Nomination Committee and the Board of Directors take into account (i) the comments and recommendations of Directors made in connection with the Board’s annual self-evaluation regarding the qualifications and effectiveness of the existing Board or Directors or additional qualifications that may be required when selecting new board members, (ii) the requisite expertise and sufficiently diverse backgrounds of the Board of Directors’ overall composition, (iii) the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors and (iv) all other factors it considers appropriate.

With respect to the nominees for re-election to the Board set forth in this proxy statement, the Corporate Governance and Nomination Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set above. In particular, with regard to Mr. Verebelyi, the Board of Directors and the Corporate Governance and the Nomination Committee considered his strong background in the manufacturing sector, believing that his experience with large multinational manufacturing corporations is invaluable in evaluating the performance of management and other aspects of the Company.  With regard to Messrs. Creek and Fleming, strong consideration was given to their significant experience, expertise and background with regard to finance and accounting matters, which in Mr. Fleming’s case includes his role as chief financial officer of a global, publicly held corporation.  The Corporate Governance and Nomination Committee and the Board of Directors also considered the broad perspective brought by the experience of Messrs. Pinchuk, Rabinowitz, McCarthy and Ragot as senior executives of manufacturing companies with extensive international operations, which is very valuable to the Company as it strives to increase its global presence.  With regard to Ms. Goodspeed, her strong background in information technology was strongly regarded, since the integration of the Company’s technology platforms across its global enterprise is an important factor in the Company’s growth strategy.  The Corporate Governance and Nomination Committee and the Board of Directors also considered the nearly 20 years of experience with the Company represented by Mr. Tevens, our Chief Executive Officer.

Board of Directors Independence

Our Board of Directors has determined that each of its current members, other than Mr. Tevens, is independent within the meaning of the Nasdaq Stock Market, LLC listing standards as currently in effect.

Board of Directors Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate.  All Directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves, and are also invited, but not required, to attend the Annual Meeting.  Agendas for meetings of the Board of Directors generally include executive sessions for the independent Directors to meet without the management Director present.  During the fiscal year ended March 31, 2010, our Board of Directors held eight meetings.  Each Director attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings held by all committees of our Board of Directors on which he or she served.  All Directors attended the 2009 Annual Meeting.

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value.  A fundamental part of the Company’s risk management is not only understanding the risks it faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company’s internal auditors. The Company’s General Counsel and his staff assist the Board of Directors in fulfilling its oversight responsibility with respect to regulatory and compliance issues that affect the Company.  In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

Audit Committee

Our Board of Directors has a standing Audit Committee comprised of Mr. Fleming, as Chairman, and Messrs. Creek and Rabinowitz and Ms. Goodspeed.  Each member of our Audit Committee is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the Nasdaq Stock Market, LLC rules currently in effect.  In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming and Creek qualifies as an “audit committee financial expert.”  The duties of our Audit Committee consist of (i) appointing or replacing our independent auditors, (ii) pre-approving all auditing and permitted non-audit services provided to us by our independent auditors, (iii) reviewing with our independent auditors and our management the scope and results of our annual audited financial statements, our quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of our financial statements, (iv) reviewing our management’s assessment of the effectiveness of our internal controls, as well as our independent auditors’ report on this assessment, (v) reviewing insider and affiliated party transactions and (vi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting or internal controls.  The Audit Committee is governed by a written charter approved by the Board of Directors.  A copy of this charter is posted on the Investor Relations section of our website at www.cmworks.com.  Our Audit Committee held nine meetings in fiscal 2010.

Compensation and Succession Committee

Our Compensation and Succession Committee consists of Mr. Rabinowitz, as Chairman, and Messrs. Fleming, Pinchuk, McCarthy and Ragot.  Each Director who serves on the Compensation and Succession Committee is an independent Director under the Nasdaq Stock Market, LLC rules currently in effect.  The principal functions of this Committee are to (i) review and make recommendations to the Board of Directors concerning our compensation strategy, (ii) establish corporate performance measures and goals under our performance-based incentive programs, (iii) determine individual compensation targets for our executive officers under our incentive programs, (iv) evaluate and certify whether performance goals have been met at the end of the performance period, (v) determine salary increases and award amounts for individual executive officers, (vi) review and approve (or recommend to the Board of Directors for approval) any material changes to our salary, incentive, and benefit programs and assure that these programs are administered in a manner consistent with the compensation strategy, (viii) review and make recommendations to the Board of Directors concerning equity grants, (ix) assess and evaluate risk in connection with our compensation plans and programs  and (x) perform other functions as identified in the Compensation and Succession Committee charter.  The Compensation and Succession Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.cmworks.com.  Our Compensation and Succession Committee held seven meetings in fiscal 2010.  Additional information on the Compensation and Succession Committee’s processes and procedures are addressed in the Compensation Discussion and Analysis below.

Corporate Governance and Nomination Committee

Our Corporate Governance and Nomination Committee is responsible for (i) evaluating the composition, organization and governance of our Board of Directors and its committees, (ii) monitoring compliance with our system of corporate governance and (iii) developing criteria, investigating and making recommendations with respect to candidates for membership on our Board of Directors.  This Committee is chaired by Ms. Goodspeed and includes Messrs. Creek, Pinchuk, McCarthy and Ragot.  Each member of the Corporate Governance and Nomination Committee is an independent Director under the Nasdaq Stock Market, LLC rules currently in effect.  Our Corporate Governance and Nomination Committee does not solicit direct nominations from our shareholders, but will give due consideration to written recommendations for nominees from our shareholders for election as directors that are submitted in accordance with our by-laws.  See the information contained herein under the heading “Shareholders’ Proposals.”  Generally, a shareholder who wishes to nominate a candidate for Director must give us prior written notice thereof, which notice must be personally delivered or mailed via registered first class mail, return receipt requested, to our Secretary and must be received by our Secretary not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s Annual Meeting.  If such nomination is given in connection with a special meeting for the election of Directors, it must be received not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting or (y) the 10th day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The shareholder’s recommendation for nomination must contain the following information as to each nominee for Director: the nominee’s name, age, business address and residence address; the nominee’s principal occupation or employment for the previous five years; the number of shares of our common stock owned by such candidate; and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors pursuant to our By-Laws and Regulation 14A under the Exchange Act.  A shareholder’s recommendation must also set forth: such shareholder’s name and address as they appear on our books and records; the number of shares of each class of our capital stock that are beneficially owned and held of record by such shareholder; any material interest of such shareholder in such nomination; any other information that is required to be provided by such shareholder pursuant to our By-Laws and Regulation 14A under the Exchange Act in his or her capacity as a proponent to a shareholder proposal; and a signed consent from each nominee recommended by such shareholder that such nominee is willing to serve as a Director if elected.  Any nomination not made in strict accordance with the foregoing provisions will be disregarded at the direction of our Chairman of the Board.  The Corporate Governance and Nomination Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.cmworks.com.  Our Corporate Governance and Nomination Committee held five meetings in fiscal 2010.

Code of Ethics

Our Board of Directors adopted a Code of Ethics which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers.  This Code of Ethics is posted on the Corporate Information section of the Company’s website at www.cmworks.com.  The Company will disclose on its website any amendment to this Code of Ethics or waiver of a provision of this Code of Ethics, including the name of any person to whom the waiver was granted.

Director Stock Ownership Guideline

Our General Corporate Governance Policy contains a guideline whereby all Directors are asked to beneficially own not less than 9,000 shares of our common stock within five years of becoming a Director, or by April 1, 2013, whichever occurs later. Any Restricted Stock Units granted to a Director pursuant to the Columbus McKinnon Corporation 2006 Long Term Incentive Plan (the “Omnibus Plan”) or any successor plan are included in determining the number of shares owned by such Director for these purposes.

Director Compensation

Our non-employee Directors each receive an annual retainer of $90,000, $35,000 of which is paid in our common stock and the balance is paid in quarterly cash installments.  In addition, they receive an annual award of 1,300 restricted stock units under the Omnibus Plan.  Our Chairman of the Board receives an additional annual retainer of $45,000.  Directors who are also our employees do not receive an annual retainer or other compensation for their services as a Director.  Committee chairmen each receive an additional annual retainer, as follows:  Audit Committee - $16,000, Compensation and Succession Committee - $10,000 and Corporate Governance and Nomination Committee - $8,000.  No additional fees are paid for attendance at Board of Director or committee meetings. Our Directors are reimbursed for any reasonable expenses incurred in attending such meetings.

The following table sets forth the cash compensation as well as certain other compensation paid to the Company’s Directors during the year ended March 31, 2010:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Wallace W. Creek	$57,000	$60,651	$—	$—	$—	—	$117,651

Richard H. Fleming	71,000	60,651	—	—	—	—	131,651

Linda A. Goodspeed	61,000	65,001	—	—	—	—	126,001

Liam G. McCarthy	55,000	45,505	—	—	—	—	100,505

Nicholas T. Pinchuk	55,000	61,827	—	—	—	—	116,827

Stephen Rabinowitz	65,000	65,001	—	—	—	—	130,001

Christian B. Ragot	55,000	45,505	—	—	—	—	100,505

Timothy T. Tevens (2)	—	—	—	—	—	—	—

Ernest R. Verebelyi	100,000	60,651	—	—	—	—	160,651
_____________________

(1)
Represents the amount recognized for financial statement reporting purposes in accordance with FAS No. 123(R) using the assumptions set forth in the footnotes to the financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2010.

(2)	Mr. Tevens receives no separate compensation as a Director of the Company.

Directors’ and Officers’ Indemnification Insurance

Effective April 1, 2010, we renewed our directors and officers indemnification insurance coverage with the US Specialty Insurance Company (“HCC”), Axis Reinsurance Company, Federal Insurance Company (“Chubb”) and Columbia Casualty Company (“CNA”) for a term of one year at a cost of $285,100.  The total insurance coverage is $35,000,000 of “Side A” coverage and $25,000,000 of “Side B” coverage and “Side C” coverage, with HCC providing $10,000,000 of each type of coverage, Axis Reinsurance Company providing $10,000,000 of each type of coverage, CNA providing $5,000,000 of each type of coverage and Chubb providing $10,000,000 of “Side A” coverage only.  The Chubb policy provides coverage to our executive officers and directors individually where exposures exist for which we are unable to provide direct indemnification.

Contacting the Board of Directors

Our Board of Directors has adopted a written policy regarding communications with our Board of Directors.  A copy of this policy is posted on the Investor Relations section of the Company’s website at www.cmworks.com.

OUR EXECUTIVE OFFICERS

Executive Officers

The following table sets forth certain information regarding our executive officers:

Name	Age	Position

Timothy T. Tevens	54	President, Chief Executive Officer and Director

Karen L. Howard	48	Vice President - Finance and Chief Financial Officer

Wolfgang Wegener	62	Vice President and Managing Director - Columbus McKinnon Europe

Joseph J. Owen	49	Vice President - Supply Chain Management

Charles R. Giesige	54	Vice President Rigging Products – the Americas

Gene P. Buer	58	Vice President Hoist Products – the Americas

Richard A. Steinberg	57	Vice President - Human Resources

Timothy R. Harvey	59	General Counsel
__________________

All of our executive officers are elected annually at the first meeting of our Board of Directors following the Annual Meeting of Shareholders and serve at the discretion of our Board of Directors.  There are no family relationships between any of our officers or Directors. Recent business experience of Mr. Tevens is set forth above under “Election of Directors.”  Recent business experience of our executive officers who are not also Directors is as follows:

Karen L. Howard was elected Vice President in January 1997 and named our Chief Financial Officer in January 2006 after having served as interim Chief Financial Officer since August 2005 and Treasurer since August 2004.  From January 1997 to August 2004, Ms. Howard served as Vice President - Controller.  From June 1995 to January 1997, Ms. Howard was employed by us in various financial and accounting capacities. Prior thereto, Ms. Howard was employed by Ernst & Young LLP as a certified public accountant.

Wolfgang Wegener was elected Vice President and Managing Director - Columbus McKinnon Europe in October 2006.  From January 1986 to October 2006, Mr. Wegener served as Managing Director of Yale Industrial Products GmbH, our German subsidiary.  Prior thereto, he served in various financial management positions within that company.

Joseph J. Owen was elected Vice President in August 1999.  From April 1997 to August 1999, Mr. Owen was employed by us as Corporate Director - Materials Management.  Prior to joining us, Mr. Owen was employed by Ernst & Young LLP in various management consulting capacities.

Charles R. Giesige was elected Vice President Rigging Products – the Americas in May 2009.  He joined our Company in July 2006, initially serving as Executive Director and General Manager of our CM Hoist division and later as Executive Director of Chain and Forgings.  Prior to joining our Company, Mr. Giesige was employed as Vice President and General Manager of C&D Technologies, Inc. from 1999 to 2006.

Gene P. Buer was elected Vice President Hoist Products – the Americas in May 2009. In October 2005, Mr. Buer joined the Company as President of our Crane Equipment & Service, Inc. subsidiary.  In April 2007, he also assumed the position of Executive Director of our CM Hoist division.  Prior to joining our Company, Mr. Buer owned and operated a marketing and business consulting service from October 2003 to October 2005.

Richard A. Steinberg has been employed by us since August 2005, initially as Director – Human Resources and, since November 2005, as Vice President - Human Resources.  Prior to joining us, Mr. Steinberg was employed by Praxair Inc. for ten years in various human resources capacities, most recently as a Region Leader and Human Resource Manager.  Prior to joining Praxair in 1995, he held human resources positions at Computer Task Group Inc. located in Buffalo, New York and at The Goodyear Tire and Rubber Company located in Akron, Ohio.

Timothy R. Harvey has been with us since 1996, initially serving as Manager – Legal Affairs until his election in October 2003 as our General Counsel.  Mr. Harvey also served as Secretary of the Company from October 2003 to July 2008.  Prior to 1996, Mr. Harvey was engaged in the private practice of law in Buffalo, New York.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation and Succession Committee Report on Executive Compensation

The Compensation and Succession Committee of the Board of Directors recommends the compensation of our Chief Executive Officer and Chief Financial Offer to the full Board of Directors for approval and approves the compensation of our other executive officers.  This Committee is composed entirely of Directors who are neither executive officers nor employees of our Company.  In addition, the Compensation and Succession Committee recommends grants under our Omnibus Plan, Non-Qualified Stock Option Plan and Restricted Stock Plan and oversees the administration of other compensation plans and programs.

The Compensation and Succession Committee has reviewed the Compensation Discussion and Analysis set forth below and has discussed it with management.  In reliance on the reviews and discussions referred to above, the Compensation and Succession Committee recommended to the Board of Directors (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended March 31, 2010 for filing with the Securities and Exchange Commission.

May 16, 2010	Stephen Rabinowitz, Chairman
Richard H. Fleming
Liam G. McCarthy
Nicholas T. Pinchuk
Christian B. Ragot

Compensation Discussion and Analysis

Overview

We are a leading worldwide designer, manufacturer and marketer of material handling products, systems and services, which efficiently and ergonomically move, lift, position or secure material.  Key products include hoists, cranes, actuators and lifting and rigging tools.  We are focused on commercial and industrial applications that require the safety and quality provided by our superior design and engineering know-how.

The successful execution of our business strategy depends on our ability to attract, motivate, reward, and retain executive talent with the skills to foster innovative product and service development and grow the business in developing markets with the greatest opportunity.  Our executive compensation program is designed to support this strategy by:

•	attracting and retaining key executive talent by offering a competitive compensation program;
•	motivating executive actions that lead to sustained superior performance; and
•	aligning executive compensation with returns delivered to shareholders.

Overview of Fiscal Year 2010 Business Results and Performance-Based Compensation

Faced with very uncertain global markets that were dramatically slowing at the beginning of fiscal 2010, our priorities were to generate free cash flow by managing liquidity and costs, while strategically investing in high-potential markets and new products.  Accordingly, our Annual Incentive Plan for fiscal 2010 was designed to focus on cash flow as well as execution of strategic initiatives.  Additionally, given the economic climate at the beginning of the year and the difficulty to forecast cash flow for the entire year, the cash flow targets were set based on two six-month measurement periods.  Results were favorable relative to both the cash flow measures as well as the strategic initiatives and actual compensation earned by the Named Executive Officers (“NEOs”) for 2010 averaged approximately 107% of the target compensation opportunities established for each NEO at the start of the fiscal year.

In addition, the NEOs voluntarily agreed to forfeit 5% of their base salaries effective February 2009 until such time that the business and financial conditions return to a more stable environment.  This temporary forfeiture was reinstated effective April 1, 2010.

Further details regarding fiscal year 2010 performance can be found in the “Components of Compensation” section.

Executive Management Changes in Fiscal Year 2010

In May 2009, Gene P. Buer, Vice President Hoist Products – the Americas, and Charles R. Giesige, Vice President Rigging Products – the Americas, were elected officers of the Company.

The Compensation and Succession Committee’s Role

Our compensation program is administered by the Compensation and Succession Committee of the Board of Directors (the “Compensation Committee”).

The Compensation Committee establishes performance objectives for the Chief Executive Officer (“CEO”) based on our annual business plan and long-term strategic goals approved by the Board of Directors.  Progress against these goals is monitored on a quarterly basis.  The Compensation Committee evaluates the CEO’s performance against these goals annually, with input to the evaluation from all independent Directors. The Compensation Committee also considers market data validated by our independent consultant, comparisons of our performance to our peers, strategic achievements during the year, such as acquisitions and their integration into our business, and value-creating divestitures, as well as internal assessment of the CEO’s performance provided by other members of executive management.  Based on these factors, the Compensation Committee makes recommendations concerning base salary increases, annual incentive award targets and payments under the Annual Incentive Plan and awards under our long-term incentive program.  The Compensation Committee has regularly-scheduled executive sessions to discuss CEO performance and compensation and other matters without any executive officers present.  All aspects of the CEO’s compensation are approved by our full Board of Directors upon recommendations made by the Compensation Committee, which is comprised totally of independent Directors.

Except for the CEO and CFO, the Compensation Committee reviews and approves base salary increases, Annual Incentive Plan targets and awards, long-term incentive program targets and awards and similar arrangements for the other NEOs in the Summary Compensation Table below after receiving recommendations from our CEO with input from the Vice President - Human Resources and our independent consultant.  The Compensation Committee makes the final decision and approves compensation decisions for all NEOs as well as all other executive officers, except for the CEO and CFO.  All aspects of the CEO’s and CFO’s compensation are finally approved by our full Board of Directors.

The Compensation Committee’s composition is described in more detail in this proxy statement under the section above entitled “Corporate Governance - Compensation and Succession Committee.”

Compensation Committee Advisors

The Compensation Committee has the authority under its charter to engage the services of outside consultants, to determine the scope of the consultants’ services, and to terminate such consultants’ engagement.  In fiscal year 2010, the Compensation Committee continued its engagement of Exequity, LLP (“Exequity”), an independent compensation consulting firm, to advise the Compensation Committee on certain matters related to executive compensation including:

•	a competitive compensation review of the CEO and other executive officer positions; and
•	executive compensation trend data, including plan design.

In fiscal year 2010, Exequity reviewed market data based upon the company’s target labor market for executive talent, presented market trends, proposed compensation and consulted on compliance issues.  Additionally, Exequity attended in person or by conference telephone all Compensation Committee meetings.

Management’s Role in the Compensation-Setting Process

Our management is involved in the following executive compensation processes:

•	The Vice President-Human Resources (“VP HR”) develops and oversees the creation of background and supporting materials for distribution to the Compensation Committee prior to its meetings;
•	The CEO, VP HR and Secretary attend all Compensation Committee meetings;
•
The CEO, VP HR and Director, Compensation and Benefits annually present and make recommendations to the Compensation Committee relating to annual incentives and long-term incentive plan designs and changes, if warranted;

•	The CEO recommends to the Compensation Committee base salary, target annual incentive and target long-term incentive adjustments for all executives, excluding the CEO;
•	The VP HR receives executive session decisions, actions and underlying rationale for implementation, as appropriate, following the Committee’s executive sessions; and
•	The VP HR regularly consults with and briefs the Compensation Committee chairman between scheduled meetings of the Compensation Committee.

Compensation Philosophy and Objectives

In making decisions with respect to compensation for our NEOs and other executives, the Compensation Committee is guided by the following objectives:

•
Our compensation program should be comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, designed to support our objective of providing superior value to shareholders and customers;

•
Our compensation program should be designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results; and

•	Our business success depends on our ability to attract and retain executive talent through competitive compensation opportunity.

The following tables show the dollar values of our fiscal year 2010 target direct pay opportunities for our NEOs:

Executive Officer	Base Salary	Annual Incentive Target Opportunity	Total Cash Compensation Opportunity	Long-Term Incentive Target Opportunity	Total Target Pay Opportunity(1)

Timothy T. Tevens,	$574,750	$431,063	$1,005,813	$1,005,813	$2,011,626
President and Chief
Executive Officer (CEO)

Karen L. Howard,	$273,695	$136,848	$410,543	$246,326	$656,869
Vice President – Finance and
Chief Financial Officer (CFO)

Wolfgang Wegener (2),	$369,818	$166,418	$536,236	$92,454	$628,690
Vice President and
Managing Director -
Columbus McKinnon
Europe (VP-MD Europe)

Gene P. Buer,	$190,000	$85,500	$275,500	$171,000	$446,500
Vice President Hoist
Products – the Americas

Charles R. Giesige,	$210,900	$94,905	$305,805	$189,810	$495,615
Vice President Rigging
Products – the Americas

___________________

(1)	Management implemented a voluntary 5% reduction in base salary, annual incentive and long-term incentive opportunities in February 2009 which continued throughout fiscal 2010.

(2)
Mr. Wegener’s base salary and other amounts shown in the table above reflect the amounts in Euros as of March 31, 2010 converted to US dollars using the conversion rate in effect at March 31, 2010. All dollar amounts shown in this proxy statement for Mr. Wegener reflect this conversion rate unless otherwise specified.

Elements of Our Compensation Program for Named Executive Officers

Our compensation philosophy and objectives are achieved by using the following elements in our compensation program for NEOs:

Element of Compensation Program		Employees Covered	Description	Key Objectives Promoted

Annual Compensation

•	Salary	All salaried employees	Fixed annual compensation paid in accordance with our regular payroll procedures during the year.	Designed to be market competitive and enable us to attract and retain talented executives.

•	Annual Incentive	Approximately 150 employees	Variable compensation based on performance achieved against pre-established goals during a one-year period.	Designed to motivate and reward achievement of financial, operational and strategic business goals.

Long-Term Compensation

•	Stock Options	Approximately 40 employees
Right to purchase stock at a set price for a period of time after the right vests. Stock option grant sizes represent between 30% and 50% of each participant’s long-term incentive target opportunity. Grants generally vest 25% per year commencing on the first anniversary of the grant.
Designed to be market competitive, motivate and reward achievement of stock price growth, and align employees’ interests with those of our shareholders.

•	Restricted Stock or Restricted Stock Units	Approximately 40 employees
Shares of restricted stock or restricted stock units (“RSUs”) (which directly mirror the value of our stock) which represent between 30% and 50% of each participant’s long-term incentive target value. Grants generally vest 25% per year commencing on the first anniversary of the grant.
Designed to retain executives and align their interests with those of our shareholders.

•	Performance Restricted Stock Units or Shares	9 executives
RSUs which are earned based on our three year total shareholder return versus a comparator group.  Initial grants represent 40% of each executive’s long-term incentive target value.  Initial grants are adjusted by a multiplier between 0% and 150% based upon the actual performance.
Designed to be market competitive, motivate and reward achievement of long-term operational and strategic business goals, align pay with performance and drive long-term shareholder value.

Other Compensation Elements

•	Qualified Pension Compensation	Generally, all non-union, U.S. employees	Company funded retirement benefits provided to employees, the amount of which depends on an employee’s years of service with us and final compensation.	Designed to be market competitive and enable us to attract and retain talented employees.

•	Qualified Deferred Compensation	Generally, all non-union, U.S. employees
A 401(k) retirement savings plan that enables employees to defer a portion of their compensation.  Effective March 1, 2009, the Company amended the 401(k) retirement savings plan to eliminate the matching formula and allow for discretionary contributions by the Company.
Designed to be market competitive and enable us to attract and retain talented employees.

•	Non-Qualified Deferred Compensation	Approximately 40 executives and all Directors	A retirement savings plan that enables executives and Directors to defer a portion of their cash compensation in excess of the limits established by the qualified deferred compensation plan.	Designed to enable us to attract and retain talented executives and Directors.

•	Employee Stock Ownership Plan	All non-union, U.S. employees	A plan that enables employees to earn and share in our ownership.	Designed to help align employees’ interests with those of our shareholders.

•	Severance Protection (pre-Change in Control)	Generally, all non-union, U.S. employees	Severance protection providing severance equal to one week of salary for every year of service with us.	Designed to be market competitive and enable us to attract and retain talented employees.

•	Severance Payments and Benefits after a Change in Control	13 executives
Severance protection providing severance equal to a multiple of salary and target bonus in the event of a termination without Cause by us or for Good Reason by the Executive following a Change in Control.

In addition to the Severance Protections above, designed to promote executive neutrality toward Change in Control transactions that may pose an employment risk as well as retain executives through a Change in Control transaction.

•	Perquisites	Provided to select non-U.S. executives	Personal benefits provided to the executive including a car.	Designed to be market competitive and facilitate the executives’ attention to the business.

Executive Compensation Policies and Practices

Our Target Labor Market

In administering the compensation program, the Compensation Committee relies on market information provided periodically by its independent consultant.  For benchmarking compensation, the Compensation Committee reviews compensation data for industrial companies of comparable size, which reflect the types of companies with which we compete for talent.  Here, we use a broader industrial market reference because the number of direct product and service market competitors is limited. Many of the companies that provide similar products and services are either privately-held, headquartered overseas, or part of a larger enterprise; therefore, executive compensation data may be either unavailable or of limited applicability to the U.S. labor market in which we principally compete.

Historically, we have used a peer group for benchmarking compensation.  The peer group incorporates companies that we consider primary competitors for talent and capital.  The peers consist of industrial companies of comparable size to us (generally one-half to twice our size in terms of revenue), which typically have significant employee populations in manufacturing, product engineering and sales.  In selecting the peers, the Compensation Committee excluded some companies that fit the above description but had low relative corporate governance ratings. The compensation peer group for fiscal year 2010 consisted of the following companies:

•	Actuant Corp.	•	Kaydon Corp.
•	Alamo Group Inc.	•	Lydall, Inc.
•	Barnes Group Inc.	•	Milacron, Inc.
•	Blount International	•	Miller Industries
•	Bucyrus International, Inc.	•	Nordson Corp.
•	Cascade	•	Robbins & Myers
•	Circor International	•	Tennant
•	Clarcor Inc.	•	Thermadyne Holding Corp.
•	Enpro Industries, Inc.	•	Titan International, Inc.
•	Esco Technologies, Inc.	•	Twin Disc, Inc.
•	Federal Signal Corp.	•	Valmont Industries, Inc.
•	Gardner Denver Inc.	•	Wabash National Corp.
•	Graco, Inc.	•	Watts Water Technologies, Inc.
•	Idex Corp.	•	Xerium Technologies, Inc.
•	Kadant, Inc.

In addition, we also consider data from compensation surveys published by leading compensation consulting and advisory firms including Mercer Benchmark Survey – Executive and for Mr. Wegener, the Mercer Survey-Germany.  The survey analysis targets companies of comparable size in the durable goods manufacturing sector, supplemented with general industry data as needed.

One of our NEOs, Mr. Wolfgang Wegener, lives and works in Germany.  The Compensation Committee considers differences in market practice and currency exchange rates between the U.S. and Germany in making compensation decisions for Mr. Wegener.  In administering Mr. Wegener’s compensation, the Compensation Committee considers both market practice in Germany, as well as internal equity between Mr. Wegener and our other executive officers.

The analysis of both the peer group and published surveys includes base salary, annual bonus, long-term compensation and total compensation.

Our Target Pay Mix

The total compensation package for our executive officers consists of base salary, annual incentives, long-term incentives and benefits.  In determining both the target level of compensation and mix of compensation elements, we consider market practice, business objectives, expectations of our shareholders, and our own subjective assessment of individual executives’ performance, growth and future potential.

We have chosen a target mix of base salary, annual incentives and long-term incentives that generally reflects our peer industrial companies, with actual pay mix based on the performance of our Company and of the individual.  Peer company practices will continue to be monitored as one reference point as we make decisions regarding target pay mix.  However, we will also continue to make strategic decisions based on our unique business objectives and circumstances, which may differ from peer company practices and circumstances.

While our target pay mix includes significant incentive opportunity, historically much of our compensation has been delivered in the form of base salary – due in past years to below target performance, resulting in below target annual incentive payouts, and longer intervals for granting long-term incentive awards.  In recent years, we have significantly elevated our performance and strengthened our pay-for-performance orientation with a higher proportion of compensation provided through variable pay.  We believe the current target pay mix achieves several important objectives: it supports a strong pay-for-performance culture; it balances the focus on annual and long-term objectives in support of our business strategy; it satisfies the need for flexibility to motivate and reward exceptional performance; and it maximizes tax deductibility of compensation.

The approximate current target pay mix for our executive officers is set forth in the table below.

The target pay mix for each NEO is based on current base salary and targeted annual and long-term incentive multiples as a percentage of base salary.

Executive Officer	Base Salary	Annual Incentives	Long-Term Incentives

Timothy T. Tevens,	29%	21%	50%
President and Chief Executive Officer

Karen L. Howard,	42%	21%	37%
Vice President – Finance and Chief Financial Officer

Wolfgang Wegener,	59%	26%	15%
Vice President and Managing Director - Columbus McKinnon Europe

Gene P. Buer,	43%	19%	38%
Vice President Hoist Products – the Americas

Charles R. Giesige,	43%	19%	38%
Vice President Rigging Products – the Americas

Factors Considered in Making Compensation Decisions

Actual compensation levels are a function of Company and individual performance as described under each specific compensation element below.  When making pay decisions, the Compensation Committee considers the competitiveness of individual elements of compensation, as well as the aggregate sum of base salary, annual incentives and the expected value of long-term incentives (determined at grant) for an executive officer.  Awards are generally prorated if an NEO is promoted during the year, based on the timing of the promotion.  The Compensation Committee may also consider salary increase history, past bonus awards and past equity awards as context in understanding year-to-year changes in compensation and retention effect of prior awards. Under the Annual Incentive Plan and Performance RSU grant, initial awards are determined based upon target values established for each of the NEOs and then adjusted upon comparison of actual performance to pre-established criteria.  The Compensation Committee retains the discretion to decrease the size of individual awards in situations where an executive officer’s individual performance falls below expectations. Final decisions on any major element of compensation, as well as total compensation for executive officers, are made by the Compensation Committee or the Board of Directors.  Our Compensation Committee is comprised entirely of non-employee Directors and our CEO does not participate in discussions related to his compensation when presented to the Board of Directors.

The compensation program is generally applied consistently to NEOs.  Exceptions related to CEO compensation are noted throughout this report.  In addition, Mr. Wegener’s position is located in Germany, and exceptions related to his compensation are noted throughout this report.

The Compensation Committee’s Position on Compensation and Excessive Risk

In establishing the structure and levels of executive compensation, the Compensation Committee has been mindful of the potential for risk taking by management to achieve certain target or above target incentives.  The Compensation Committee has sought to balance fixed and variable compensation, short-term and long-term compensation, the performance metrics used in determining incentive compensation and the level of in-service and post-retirement benefits to mitigate against unnecessary or excessive risk taking.  Additionally, the Company has adopted policies and programs which encourage management not to take excessive risks including:

•	A minimum cash flow trigger, which must be satisfied before any payouts can be made under the Annual Incentive Plan;
•	Stock Ownership guidelines for all officers; and
•	A comprehensive Clawback Policy.

Components of Compensation

Base Salary

Base salary provides a fixed amount of compensation appropriate to attract and retain key executives and to underpin the cyclicality of our business that can cause fluctuations in variable compensation from year to year. The Compensation Committee reviews base salaries on an annual basis, recommends adjustments to the CEO’s and CFO’s salaries to the Board of Directors, and approves adjustments for other NEOs.  Salary adjustments are based on an assessment of the individual executive’s performance and our goal of achieving market parity with the salaries of executives in the competitive market, recognition of promotion or other increases in responsibility, the scope of the executive’s role relative to our other executives, and the general economic environment impacting the Company.  History of salary increases may also be reviewed and considered. Mid-year adjustments are considered when there is a significant change in the executive’s role or responsibility.

The Compensation Committee has recommended that any adjustments to salary for an executive officer will depend upon a formal annual review of job performance, accomplishments and progress toward individual and/or overall goals and objectives for each segment of our business that such executive officer oversees, as well as his or her contributions to our overall direction.  Long-term growth in shareholder value is an important factor.  The results of executive officers’ performance evaluations, as well as their demonstration and support of the Company’s values, including strong ethics, leadership style, and sound corporate governance, form a part of the basis of the Compensation Committee’s decision to approve, at its discretion, or recommend to the Board for the CEO and CFO, future adjustments in base salaries of our executive officers.

For fiscal year 2010, our NEOs received no salary adjustment and continued their voluntary forfeiture of 5% of compensation as part of an action taken originally in February 2009.

Annual Incentive Plan

The purpose of the Annual Incentive Plan is to attract, motivate, reward, and retain highly qualified executives on a competitive basis and provide financial incentives that promote Company success.

At the beginning of each fiscal year, our Compensation Committee recommends, and our Board approves, the key measures or “Drivers” for the Annual Incentive Plan.  The Annual Incentive Plan focuses on the short-term goals that are most important to our success over the fiscal year and that are generally within the control of the participants.  It is the policy and ongoing intention of our Board of Directors to establish targeted performance levels for each Driver at the beginning of the fiscal year or the start of the respective performance period.  Targeted performance levels are generally set for our Company as a whole, but may also encompass individual business units, groups, divisions, or individual performance levels, as appropriate.  Drivers and targeted performance levels are based on the Board of Directors’ assessment of our priorities, outlook, current and projected economic conditions and other pertinent factors, and are intended to be challenging, but achievable, with significant and effective effort.  The Board of Directors reviews audited year-end results to determine whether targeted performance levels have been met.  The Board of Directors retains discretion to cap, reduce, or eliminate payments under the Annual Incentive Plan.

The Board of Directors also determines the weighting to be assigned to each Driver.  For most Drivers, goals are set at threshold, target, and maximum levels.  Payouts for these Drivers are determined by multiplying the appropriate weighting by the percentages outlined in the table below; linear interpolation is used to determine percentages when performance falls between levels.  The aggregate payout to any NEO may not exceed 300% of target.

Driver Performance Level	Percentage of Target (to be multiplied by weight for each Driver)
Maximum Performance Level (or higher)	300%
Target Performance Level	100%
Threshold Performance Level	50%
Below Threshold Performance Level	0%

Fiscal Year 2010 Annual Incentive Plan Design

The Annual Incentive Plan for fiscal year 2010 was designed to help us focus on managing through challenging times and to strategically position our company for the eventual recovery.  For fiscal 2010, fifty percent of our NEO’s target was based upon Cash Flow measures.  These cash flow measures were further broken down into two performance periods covering the first six months and the second six months of the fiscal year.  Additionally, fifty percent of our NEO’s target was based upon strategic measures which were established for each NEO separately.  Drivers and associated weightings for fiscal year 2010, which were established by the Board of Directors for each executive officer, are shown below.  Lastly, our CEO has the ability to assign an individual performance factor to each of the individual NEO’s, other than CEO, of up to 20% up or down based upon his evaluation of their individual performance.

Cash Flow Measures and Weights

Fiscal 2010 Drivers	Timothy T. Tevens	Karen L. Howard	Wolfgang Wegener	Gene P. Buer	Charles R. Giesige

Cash Flow April 1, 2009	25%	25%	N/A	N/A	N/A
– September 30, 2009

Cash Flow October 1,	25%	25%	N/A	N/A	N/A
2009 – March 31, 2010

Cash Flow – EMEA	N/A	N/A	25%	N/A	N/A
Region April 1, 2009 –
September 30, 2009

Cash Flow – EMEA	N/A	N/A	25%	N/A	N/A
Region October 1, 2009
– March 31, 2010

Cash Flow – Hoist	N/A	N/A	N/A	25%	N/A
Group April 1, 2009 –
September 30, 2009

Cash Flow – Hoist	N/A	N/A	N/A	25%	N/A
Group October 1, 2009
– March 31, 2010

Cash Flow – Rigging and	N/A	N/A	N/A	N/A	25%
CES April 1, 2009 –
September 30, 2009

Cash Flow – Rigging and	N/A	N/A	N/A	N/A	25%
CES October 1, 2009 –
March 31, 2010

Strategic Measures and Weights

Mr. Tevens’ strategic measures included a weighted average of the Hoist Group (30%), Rigging Group (30%), EMEA Region (30%) and Asia Pacific Region (10%) strategic plan goals. Ms. Howard’s strategic measures included a weighted average of the Hoist Group (30%), Rigging Group (30%), EMEA Region (30%) and Asia Pacific Region (10%) strategic plan goals, plus goals associated with continuous improvements in our financial systems and processes.  Mr. Wegener’s strategic measures were based upon the EMEA Region strategic plan which included managing the successful integration of Pfaff as well as implementation of business systems in Europe.  Mr. Buer’s strategic measures were based upon the Hoist Group strategic plan which included managing the realignment of our manufacturing facilities in the USA and were measured by the cost and savings achieved.  Mr. Giesige’s strategic measures were based upon the Rigging Group and CES strategic plans which included managing the realignment of our manufacturing facilities in the USA and Mexico and were measured by the cost and savings achieved.

Results

Mr. Tevens evaluated the performance of each of the other NEO’s based upon their performance against the strategic measures and individual performance factor, and provided a score to the Board for review and approval.  Ms. Howard met expectations for her strategic and individual goals and Mr. Tevens recommended a score of 100%.  Mr. Wegener exceeded expectations for his strategic and individual goals and Mr. Tevens recommended a score of 164%.  Mr. Buer exceeded expectations for his strategic and individual goals and Mr. Tevens recommended a score of 131%.  Mr. Giesige met expectations for his strategic and individual goals and Mr. Tevens recommended a score of 100%.  The Board reviewed and approved each of these scores, and they approved a score of 128% for Mr. Tevens, which was based upon strategic measures noted above.  The Board elected not to adjust Mr. Tevens’ result for individual performance, but they decided to award only 95% of target in cash, while also granting him 7,700 restricted stock units on May 17, 2010, which will vest ratably on the 1st, 2nd and 3rd anniversary of the grant date.  In making this decision the Board recognized the superior results achieved in this difficult year, while at the same time taking the opportunity to further align Mr. Tevens’ compensation with the interests of our shareholders.  (See actual performance scores in the table below.)

The fiscal year 2010 Cash Flow targets, performance achieved as a percent of target, and the fiscal year 2010 payout percentages under each Cash Flow Driver are shown below.

	Fiscal 2010 Annual Incentive Plan - Cash Flow Targets and Performance (Dollars in Millions)
Fiscal 2010 Drivers	Threshold	Target	Maximum	Fiscal 2010 Performance % of Target

Cash Flow April 1, 2009 –	$25.0	$29.0	$45.0	98%
September 30, 2009

Cash Flow October 1, 2009	$7.5	$10.0	$20.0	142%
– March 31, 2010

Cash Flow – EMEA Region	$9.4	$11.0	$17.4	187%
April 1, 2009 – September 30, 2009

Cash Flow – EMEA Region	$5.7	$7.6	$15.2	231%
October 1, 2009 – March 31, 2010

Cash Flow – Hoist Group	$12.6	$14.8	$23.6	95%
April 1, 2009 – September 30, 2009

Cash Flow – Hoist Group	$5.5	$7.3	$14.5	79%
October 1, 2009 – March 31, 2010

Cash Flow – Rigging and CES	$5.0	$6.0	$10.0	79%
April 1, 2009 – September 30, 2009

Cash Flow – Rigging and CES	$3.2	$4.2	$8.2	94%
October 1, 2009 – March 31, 2010
__________________________

Annual incentive targets, percent of target awarded based on performance against cash flow targets, strategic goals and individual factors and the percentage of base salary awarded for fiscal year 2010 are shown below:

Executive Officer	Annual Incentive Target (% of Base Salary)	Actual Payout Based on Performance Achieved (% of Target Award)	Actual Payout Based on Performance Achieved (% of Base Salary)

Timothy T. Tevens,	75%	128%(1)	96%
President and Chief Executive
Officer (CEO)

Karen L. Howard,	50%	100%	50%
Vice President – Finance and
Chief Financial Officer (CFO)

Wolfgang Wegener,	45%	164%	74%
Vice President and Managing
Director - Columbus McKinnon
Europe (VP-MD Europe)

Gene P. Buer,	45%	131%	59%
Vice President Hoist Products –
the Americas

Charles R. Giesige,	45%	100%	45%
Vice President Rigging Products –
the Americas
____________________________

(1)
Mr. Tevens’ award included $410,250 in cash plus 7,700 restricted stock units which were granted May 17, 2010 and vest ratably on the 1st, 2nd and 3rd anniversary of the grant date.  See the Summary Compensation Table for actual awards for fiscal year 2010 performance made to NEOs.

Long-Term Incentives

The objectives of our long-term incentive program are to:

•	link executive compensation and our long-term performance;
•	better align key employees with our business strategies and with our shareholders’ interests; and
•	provide opportunity for long-term compensation that is competitive with peer companies and sufficient to attract and retain executive talent to effectively manage our business objectives.

In developing target levels for long-term incentive compensation for NEOs in conjunction with our current equity-based compensation strategy, the following factors were considered:

•	a competitive analysis;
•	the impact of the NEOs’ roles within our Company; and
•	the cost and share usage associated with the proposed plan.

Target long-term incentives (as a percentage of salary) are as follows:

Executive Officer	Long-Term Incentive Target (% of Base Salary)

Timothy T. Tevens,	175%
President and Chief Executive Officer

Karen L. Howard,	90%
Vice President – Finance and Chief Financial Officer

Wolfgang Wegener,	25%
Vice President and Managing Director – Columbus McKinnon Europe

Gene P. Buer,	90%
Vice President Hoist Products – the Americas

Charles R. Giesige,	90%
Vice President Rigging Products – the Americas

____________________________

The target long-term incentive mix for our NEOs consists of non-qualified stock options (30% of target value), restricted stock or RSUs (30% of target value), and performance RSUs (40% of target value).  Dollar values are converted to share numbers based on an estimate of expected value at initial grant.

The following tables summarize the equity granted as part of the NEOs’ annual compensation for fiscal year 2010.

Executive Officer	Target Number of Performance RSU’s Subject to Three Year Total Shareholder Return Performance (1)	Options Granted	RSU’s Granted

Timothy T. Tevens,	32,145	45,172	24,109
President and Chief Executive Officer

Karen L. Howard,	7,873	11,063	5,905
Vice President – Finance and Chief Financial Officer

Wolfgang Wegener,	2,894	4,067	2,171
Vice President and Managing Director – Columbus McKinnon Europe

Gene P. Buer,	5,466	7,680	4,099
Vice President Hoist Products – the Americas

Charles R. Giesige	6,067	8,525	4.550
Vice President Rigging Products – the Americas
____________________

(1)  Grant represents target value for fiscal year 2010 and was granted on May 18, 2009.

Stock Options and RSUs.   Stock options are included to align management and shareholder interest by encouraging decisions and actions that result in long-term stock appreciation and ownership interest for management. In order to support retention and align executives with our stock performance over a longer horizon, grants generally vest 25% per year commencing on the first anniversary of the grant date and remain exercisable for 10 years from the date of grant.

RSUs are designed to support executive retention and share ownership. In order to support retention and align executives with our stock performance over a longer horizon, RSUs vest 25% annually over the 1st through 4th anniversary from the grant date of awards.

Performance Restricted Stock Units.   Grants of performance RSU’s are made annually, with vesting dependent upon performance achieved during a three-year performance period.  Actual vesting of the awards and their ultimate value will be determined by relative three-year total shareholder return.  Total shareholder return is based on annualized rates of return reflecting stock price appreciation plus reinvestment of dividends, if applicable.  Performance will be assessed against the same set of peer companies as is used for compensation benchmarking,  The peer companies consist of companies that are of comparable size to us (generally one-half to twice our size in terms of revenue) and that we consider to be primary competitors for talent, capital, and/or customers:

•	Actuant Corp.	•	Kaydon Corp.
•	Alamo Group Inc.	•	Lydall, Inc.
•	Barnes Group Inc.	•	Milacron, Inc.
•	Blount International	•	Miller Industries
•	Bucyrus International, Inc.	•	Nordson Corp.
•	Cascade	•	Robbins & Myers
•	Circor International	•	Tennant
•	Clarcor Inc.	•	Thermadyne Holding Corp.
•	Enpro Industries, Inc.	•	Titan International, Inc.
•	Esco Technologies, Inc.	•	Twin Disc, Inc.
•	Federal Signal Corp.	•	Valmont Industries, Inc.
•	Gardner Denver Inc.	•	Wabash National Corp.
•	Graco, Inc.	•	Watts Water Technologies, Inc.
•	Idex Corp.	•	Xerium Technologies, Inc.
•	Kadant, Inc.

For fiscal year 2010, performance shares are subject to adjustment based on the performance and payout relationship as illustrated in the table below:

Relative Total Shareholder Return Performance	Payout (% of Target)
Below 25th Percentile	0%
25th Percentile	25%
Median	100%
75th Percentile and above	150%

Linear interpolation will be used to establish payout levels between Threshold, Target and/or Maximum results.

The long-term incentive strategy is designed to support our business strategy and the interests of our shareholders.  Where possible, the program has been designed such that long-term incentives can qualify as performance-based compensation so that the expense associated with the program is fully deductible for federal income tax purposes.  Stock options and performance RSU’s are expected to qualify as performance-based compensation.

Stock Option Granting Practices

The exercise price for any stock option is equal to the fair market value on the date of grant, which is an average of the opening and closing price on the date of grant.  The date of grant is the date of the Board of Directors meeting at which the award is approved.

Retirement and Deferred Compensation

Retirement benefits provided to NEOs (other than Mr. Wegener) are the same as those provided to our other full-time, salaried domestic employees. Retirement programs are designed to provide a competitive benefit to employees while allowing the Company to manage costs.

The Columbus McKinnon Corporation Monthly Retirement Benefit Plan, a defined benefit pension plan (the “Pension Plan”), provides an annual benefit at age 65 equal to the product of (i) 1% of the participant’s final average earnings (which is generally equal to the higher of (a) the average 12-consecutive month earnings during the last consecutive 60 months prior to retirement or (b) the average 12-consecutive month earnings during any 60-consecutive month period within the last 120 months prior to retirement) plus 0.5% of that part, if any, of final average earnings in excess of social security covered compensation, multiplied by (ii) such participant’s years of credited service, limited to 35 years.

Mr. Wegener is covered by a pension plan sponsored by our German subsidiary, Yale Industrial Products GmbH.  This defined benefit pension plan provides an annual benefit at age 65 equal to the product of (i) 0.5% of the highest average annual earnings of five years in succession of the last ten years prior to retirement, multiplied by (ii) credited years of service prior to age 65.

We also maintain a 401(k) retirement savings plan covering non-union domestic employees.  Highly compensated employees may contribute up to 7% of annual cash compensation (base salary and payments under the Annual Incentive Plan) subject to limits set by the Internal Revenue Code.  Effective March 1, 2009, the Company amended the 401(k) retirement savings plan to eliminate the matching formula and allow for discretionary contributions by the Company.  No Company contributions were made in fiscal year 2010.

We maintain an Employee Stock Ownership Plan for the benefit of our domestic, non-union employees including our domestic NEOs.  This Plan is considered a retirement benefit by the Company in conjunction with its defined benefit pension and 401(k) retirement savings plans.

We maintain a non-qualified deferred compensation plan (the “NQDC Plan”) under which eligible participants (including our Directors and domestic NEOs) may elect to defer a portion of their cash compensation. The NQDC Plan does not offer a company match on participant contributions. Participants may defer up to 75% of their base salary and up to 100% of annual short-term and long-term incentive cash compensation. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements.

Stock Ownership

Consistent with our objective of aligning management’s interests with shareholders, we have established stock ownership requirements for all corporate and operating officers to maintain or accumulate minimum ownership levels of the Company’s Common Stock.  Executives are required to retain a portion of their equity compensation upon vesting in shares or exercise of options.  The portion that each executive must continue to hold is described as the retention ratio which is applied to the after-tax shares received by the executive. If the value of shares held by an executive exceeds a specified multiple of base salary, the executive is no longer subject to the retention ratio requirement with respect to additional after-tax shares received by the executive.  Each NEO is currently subject to the retention ratio requirement.  The following table summarizes the ownership guidelines, as well as the respective retention ratio, for executives.

Position / Title	Multiple of Base Salary	Retention Ratio

Chief Executive Officer	5X	50%

Chief Financial Officer	4X	50%

Other Executive Committee Members	3X	50%

Other Officers	2X	40%

Other Benefits and Perquisites

We provide very limited perquisites and other compensation to our NEOs.  Instead, as previously discussed, we have elected to provide competitive fixed compensation through salary and benefits with opportunity for additional compensation through variable compensation based primarily on Company performance.

NEOs may participate in benefit plans that are offered generally to salaried domestic employees such as those described above, as well as short and long-term disability, life insurance, health and welfare benefits, and paid time off.

Because the market for executive talent is national, and in some cases, global, we may recruit from outside of the regional area in order to obtain top talent.  We may elect to pay relocation costs for full-time employees who are required to relocate in connection with their employment (including NEOs) to minimize any financial detriment to the employee.  In situations where we pay relocation cost, we may also provide a payment to cover the cost of any additional taxes the employee incurs as a result of the reimbursement (a gross-up payment).

Mr. Wegener is employed in Germany and receives government benefits including health care, pension and unemployment insurance, for which we provide mandatory contributions.  Mr. Wegener is also covered by workers’ compensation insurance, for which we make contributions on his behalf.  Mr. Wegener is also entitled to the use of an automobile for business purposes.

Employment and Change-In-Control Agreements

Employment Agreements

With the exception of Mr. Wegener, the Company has no employment agreements with its NEOs, but does provide the other NEOs with eligibility for severance benefits under our general severance policy upon delivery of an acceptable release of legal claims, i.e., severed employees are paid one week of their base salary for every year of service at the Company.

Mr. Wegener’s agreement, entered into in 1996, does not have a fixed term and may be terminated by either party upon delivering written notice at least six months prior to the end of a calendar quarter.  Mr. Wegener’s base salary is reviewed and may be adjusted annually.  Mr. Wegener also participates in our Annual Incentive Plan and long-term incentive Program. Mr. Wegener’s agreement contains various restrictive covenants relating to the protection of confidential information and non-disclosure.

Change in Control Agreements

We have entered into change in control agreements with Messrs. Tevens, Buer, Giesige, and Ms. Howard and certain other of our officers and employees.  The intent of these agreements is to provide executive officers with financial security in the event of a change in control to facilitate a transaction which may benefit shareholders but result in job loss to executives.  The change in control agreements provide for an initial term of one year, which, absent delivery of notice of termination, is automatically renewed annually for an additional one year term.

Generally, each of the NEOs (other than Mr. Wegener) is entitled to receive, upon termination of employment within 6 months preceding or 24 months after a change in control of our Company (unless such termination is because of death, disability, for cause or by the officer or employee other than for “good reason,” as defined in the change in control agreements), (i) a lump sum severance payment equal to three times the sum of (a) his or her annual salary and (b) the greater of (1) the annual target bonus under the Annual Incentive Plan in effect on the date of termination and (2) the annual target bonus under the Annual Incentive Plan in effect immediately prior to the change in control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which he or she would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years, (iv) unless otherwise provided in an equity award agreement, all options, restricted shares or units and performance shares or units become fully vested and (v) certain other specified payments.

Aggregate “payments in the nature of compensation” (within the meaning of Section 280G of the Internal Revenue Code) payable to any executive or employee under the change in control agreements is limited to the amount that is fully deductible by us under Section 280G of the Internal Revenue Code less one dollar. The events that trigger a change in control under these agreements include (i) the acquisition of 20% or more of our outstanding common stock by certain persons, (ii) certain changes in the membership of our Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of our assets and (v) the approval by our shareholders of a plan of dissolution or liquidation.

Clawback Policy

In October 2009, the Compensation Committee adopted a Clawback Policy applicable to our executive officers and certain other employees.  Under the policy, in the event of (i) a material restatement of our consolidated financial statements, other than any restatement required pursuant to a change in applicable accounting rules or (ii) a violation of a confidentiality, non-solicitation, non-competition, or similar restrictive covenant or (iii) a covered person engages in willful fraud that causes harm to our Company, (collectively (i), (ii) and (iii) is referred to as “Detrimental Conduct”), which Detrimental Conduct occurs either during employment with our Company or after such employment terminates for any reason, our Board of Directors or the Compensation Committee may, to the extent permitted by law and to the extent it determines that it is in our best interests to do so, in addition to all other remedies available, require reimbursement or payment by the covered person of:

•
Any amount (whether in cash or property) paid, payable or realized (including, but not limited to option exercises) under any plan or program providing for incentive compensation, equity compensation or performance-based compensation (“Covered Plans”) received by  any covered person on or after October 19, 2009 that would not have been received had the consolidated financial statements that are the subject of such restatement been correctly stated (except that the Board or Compensation Committee shall have the right to require reimbursement of the entire amount of any such amount referenced above from any covered person whose fraud or other intentional misconduct, in the Board’s or Committee’s judgment, alone or with others caused such restatement); and

•
Any amount (whether in cash or property) paid, payable or realized (including, but not limited to option exercises) by a covered person under a Covered Plan if the Board or Compensation Committee determines that covered person engaged in Detrimental Conduct even in the absence of a subsequent restatement of our financial statements.

The Board or the Compensation Committee has sole and absolute discretion not to take action upon discovery of Detrimental Conduct, and its determination not to take action in any particular instance shall not in any way limit its authority to terminate participation of a covered person in a plan.

Tax and Accounting Considerations

The Compensation Committee has considered the implications of Section 162(m) of the Internal Revenue Code in making decisions concerning compensation design and administration. The Compensation Committee views tax deductibility as an important consideration and intends to maintain deductibility wherever possible, but also believes that our business needs should be the overriding factor of compensation design.  Therefore, the Compensation Committee believes it is important to maintain flexibility and has not adopted a policy requiring that specific programs meet the requirements of performance-based compensation under Section 162(m).  Nevertheless, we believe that all compensation provided to the NEOs for fiscal year 2010 is fully deductible.  The Committee also considers tax implications for executives and structures its compensation programs to comply with Section 409A of the Internal Revenue Code.  Accounting and cost implications of compensation programs are considered in program design; however, the main factor is alignment with our business needs.

Summary Compensation Table

The following table sets forth the cash compensation, as well as certain other compensation earned during the years ended March 31, 2010, 2009 and 2008, for the Company’s Chief Executive Officer, Chief Financial Officer and each of its three other most highly compensated executive officers who received annual compensation in excess of $100,000:

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Award (1)	Option Awards(2)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Non-Qualified Deferred Compensation Earnings		All Other Compensation		Total

Timothy T. Tevens,	2010	$574,750		$ ─	$870,248	$319,818	$410,250	(4)	$111,859	(5)	$4,960	(6)	$2,291,885
President and Chief	2009	603,022		─	541,975	313,122	82,764		11,354		8,094		1,560,331
Executive Officer	2008	575,000		─	269,330	0	357,995		13,864		11,805		1,227,994

Karen L. Howard, Vice	2010	273,695		─	213,145	78,326	136,505	(3)	82,119	(5)	3,516	(6)	787,306
President – Finance and	2009	287,159		─	207,052	119,867	26,275		2,528		8,094		650,975
Chief Financial Officer	2008	277,000		─	103,790	0	107,393		6,531		11,805		506,519

Wolfgang Wegener,	2010	369,818	(7)	─	78,354	28,794	272,094	(3)	691,613	(8)	─		1,440,673
Vice President and	2009	379,061		─	97,793	55,208	29,170		214,019		─		775,251
Managing Director –	2008	442,140		─	41,729	0	256,205		203,687		─		943,761
Columbus McKinnon
Europe

Gene P. Buer, (9)	2010	190,000		─	147,972	54,374	112,005	(3)	33,493	(5)	64,837	(6)	602,681
Vice President Hoist
Products – the Americas

Charles R. Giesige, (9)	2010	210,900		─	164,246	60,357	95,142	(3)	27,537	(5)	3,214	(6)	561,396
Vice President Rigging
Products – the Americas

(1)
The amounts shown in this column reflect the aggregate grant date fair value for restricted stock units and performance shares granted in the year indicated under our Long Term Incentive Plan.  However, for purposes of this table, estimates of forfeitures have been removed.  The grant date fair value for each restricted stock unit is equal to the closing market price of our common stock on the date of grant.  A Monte Carlo simulation has been chosen for the performance share valuation calculations.  The assumptions used in valuing the performance shares are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2010 filed with the Securities and Exchange Commission on May 28, 2010.

(2)
The amounts shown in this column reflect the aggregate grant date fair value for nonqualified stock options to purchase our common stock granted in the year indicated under our Long Term Incentive Plan.  However, for purposes of this table, estimates of forfeitures have been removed.  A Black-Scholes valuation approach has been chosen for these calculations.  The assumptions used in valuing these grants are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2010 filed with the Securities and Exchange Commission on May 28, 2010.

(3)	Represents awards under the Annual Incentive Plan earned in fiscal year 2010 and paid in fiscal year 2010 and 2011.

(4)
Represents Mr. Tevens’ cash award under the Annual Incentive Plan earned in fiscal year 2010 and paid in fiscal year 2010 and 2011.  In addition to the cash award Mr. Tevens was awarded 7,700 restricted stock units on May 17, 2010, vesting ratably on the first, second and third anniversary of the award.  The combined value of this restricted stock unit award and his cash AIP for fiscal year 2010 is $550,250.

(5)	Represents the aggregate change in actuarial value under the Columbus McKinnon Corporation Monthly Retirement Benefit Plan from March 31, 2009 to March 31, 2010.

(6)
For Messrs. Tevens, Buer, Giesige and Ms. Howard, consists of: (i) the value of shares of common stock allocated in fiscal year 2010 under our Employee Stock Ownership Plan, or ESOP, (ii) premiums for group term life insurance policies insuring their lives in the amount of $50,000 each, (iii) our matching contributions under our 401(k) plan and (iv) relocation expenses for Mr. Buer in the amount of $62,425.

(7)	Represents payments to Mr. Wegener of €273,939, as converted based on the conversion rate in effect on March 31, 2010.

(8)
Represents the aggregate increase in actuarial value under the Yale Industrial Products GmbH Pension Plan from March 31, 2009 to March 31, 2010 of €512,306, as converted based on the conversion rate in effect on March 31, 2010.

(9)
No prior year data included for Gene P. Buer, Vice President Hoist Products – the Americas, and Charles R. Giesige, Vice President Rigging Products – the Americas, because they were not NEOs prior to fiscal year 2010.

Grants of Plan-Based Awards

The following table sets forth information with respect to plan-based awards granted in fiscal year 2010 to the executives named in the summary compensation table, including awards under the Annual Incentive Plan, and equity awards of stock options, performance shares and restricted stock units:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (4)	All Other Option Awards: Number of Securities Underlying Options (5)
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)			Exercise or Base Price of Option Awards per Share (6)	Grant Date Fair Value of Stock and Option Awards (7)

Timothy T. Tevens,		$215,532	$431,063	$1,293,188
President and Chief	5/18/09				16,072	32,145	48,218				$550,322
Executive	5/18/09								45,172	$13.27	$319,818
Officer	5/18/09							24,109			$319,926

Karen L. Howard,		68,424	136,848	410,543
Vice President –	5/18/09				3,937	7,873	11,810				$134,786
Finance and Chief	5/18/09								11,063	$13.27	$78,326
Financial Officer	5/18/09							5,905			$78,359

Wolfgang		83,209	166,418	499,254
Wegener,	5/18/09				1,447	2,894	4,341				$49,545
Vice President and	5/18/09								4,067	$13.27	$28,794
Managing Director –	5/18/09							2,171			$28,809
Columbus
McKinnon Europe

Gene P. Buer,		42,750	85,500	256,500
Vice President	5/18/09				2,733	5,466	8,199				$93,578
Hoist Products –	5/18/09								7,680	$13.27	$54,374
the Americas	5/18/09							4,099			$54,394

Charles R. Giesige,		47,453	94,905	284,715
Vice President	5/18/09				3,034	6,067	9,101				$103,867
Rigging Products –	5/18/09								8,525	$13.27	$60,357
the Americas	5/18/09							4,550			$60,379

(1)	The grant date is the date on which the equity awards were approved by our Board of Directors.

(2)
Represents the potential payout range under the Annual Incentive Plan discussed above.  The final fiscal year 2010 payout can be found in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

(3)
Represents the potential payout range related to performance shares awarded to NEOs on the grant date, subject to achievement of performance targets.  The performance shares generally vest after a three-year performance period ending March 31, 2012 based on our total stockholder return relative to our peer companies for the performance period.  Awards earned will be paid at the end of the three-year performance period.  Each performance share will be settled in a share of our common stock.

(4)
The amounts in this column reflect the number of RSUs awarded to NEOs on the grant date.  The RSUs vest at a rate of 25% per year beginning one year from the date of grant, except that RSUs may vest earlier in the event of death, disability, retirement or change in control.

(5)
The amounts in this column reflect the number of shares of our common stock underlying options awarded to the NEOs on the grant date.  The options vest at a rate of 25% per year beginning one year from the date of grant, except that RSUs may vest earlier in the event of death, disability, retirement or change in control.  They expire 10 years from the date of grant, or earlier in the event of death, disability or retirement.

(6)	Represents per-share exercise price of the options and is equal to the average of the open and closing price on the grant date.

(7)
Amounts in this column reflect the aggregate grant date fair value of the equity awards.  The grant date fair value for each restricted stock unit is equal to the average of the open and close market price of our common stock on the date of grant.  A Monte Carlo simulation has been chosen for the performance share valuation calculations.  A Black-Scholes valuation approach has been chosen for valuing the options.  The assumptions used in valuing these awards are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2010 filed with the Securities and Exchange Commission on May 28, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the executives named in the summary compensation table relating to unexercised stock options, stock that has not vested, and equity incentive plan awards outstanding as of March 31, 2010:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Timothy T. Tevens,	60,000	(1)	─		─	$10.00	8/20/11	4,629	(8)	$73,462	8,304	(10)	$131,784
President and Chief	95,000	(2)	─			5.46	5/17/14	24,109	(9)	382,610	32,145	(11)	510,141
Executive Officer	2,193	(3)	6,577	(3)		28.45	5/19/18
			45,172	(4)		13.27	5/18/19

Karen L. Howard,	45,000	(1)	─		─	$10.00	8/20/11	1,784	(8)	28,312	3,163	(10)	50,197
Vice President –	20,000	(2)	─			5.46	5/17/14	5,905	(9)	93,712	7,873	(11)	124,945
Finance and Chief	845	(3)	2,535	(3)		28.45	5/19/18
Financial Officer			11,063	(4)		13.27	5/18/19

Wolfgang Wegener,	15,000	(1)	─		─	10.00	8/20/11	754	(8)	11,966	1,545	(10)	24,519
Vice President and	15,000	(2)	─			5.46	5/17/14	2,171	(9)	34,454	2,894	(11)	45,928
Managing Director –	7,500	(5)	2,500	(5)		20.86	10/17/16
Columbus McKinnon	357	(3)	1,071	(3)		28.45	5/19/18
Europe			4,067	(4)		13.27	5/19/19

Gene P. Buer,	108	(3)	324	(3)	─	28.45	5/19/18	228	(8)	3,618	5,466	(11)	86,745
Vice President Hoist			10,000	(6)		16.81	10/20/18	4,099	(9)	65,051
Products – the			7,680	(4)		13.27	5/18/19
Americas

Charles R. Giesige,	132	(3)	394	(3)	─	28.45	5/19/18	278	(8)	4,412	6,067	(11)	96,283
Vice President	7,500	(7)	2,500	(7)		19.15	7/31/16	4,550	(9)	72,209
Rigging Products –			8,525	(4)		13.27	5/18/19
the Americas

_____________________

(1)	These options were granted on August 20, 2001 and vested ratably over a four-year period, beginning August 1, 2002.

(2)	These options were granted on May 17, 2004 and vested ratably over a four-year period, beginning May 17, 2005.

(3)	These options were granted May 19, 2008 and vest 25% per year beginning May 19, 2009.

(4)	These options were granted May 18, 2009 and vest 25% per year beginning May 18, 2010.

(5)	These options were granted on January 19, 2009 and vest 75% on January 19, 2010 and 100% on October 17, 2010.

(6)	These options were granted on October 20, 2008 and vest 33⅓% per year beginning October 20, 2011.

(7)	These options were granted January 19, 2009 and vest 75% on January 19, 2010 and 100% on July 31, 2010.

(8)	These RSUs were granted May 19, 2008, and vest 33⅓% per year beginning May 19, 2011.

(9)	These RSUs were granted May 18, 2009 and vest 25% per year beginning May 18, 2010.

(10)	These performance shares were granted May 19, 2008 and vest 100% after a three year performance period April 1, 2008 through March 31, 2011.

(11)	These performance RSUs were granted May 18, 2009 and vest 100% after a three year performance period April 1, 2009 through March 31, 2012.

Options Exercised and Stock Vested

The following table sets forth information with respect to the executives named in the summary compensation table relating to the exercise of stock options, stock appreciation rights and similar rights, and the vesting of stock in connection therewith, in fiscal 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Timothy T. Tevens,	30,000	$230,100	3,980	$63,163
President and Chief
Executive Officer

Karen L. Howard,	─	─	1,534	$24,345
Vice President – Finance
and Chief Financial Officer

Wolfgang Wegener,	─	─	617	$9,792
Vice President and
Managing Director -
Columbus McKinnon
Europe

Gene P. Buer,	─	─	─	─
Vice President Hoist
Products – the Americas

Charles R. Giesige,	─	─	─	─
Vice President Rigging
Products – the Americas
____________________

(1)
Represents the difference between the option exercise price and the average of the open and close prices of our common stock on the date of exercise as quoted on Nasdaq multiplied by the number of shares acquired.

(2)	Represents the closing price of our common stock on March 31, 2010 multiplied by the number of shares acquired.

Pension Plan

The Pension Plan is a non-contributory, defined benefit plan which provides certain of our domestic employees with retirement benefits.  As defined in the Pension Plan, a participant’s annual pension benefit at age 65 is equal to the product of (i) 1% of the participant’s final average earnings, as calculated by the terms of the Pension Plan, plus 0.5% of that part, if any, of final average earnings in excess of such participant’s “social security covered compensation,” as such term is defined in the Pension Plan, multiplied by (ii) such participant’s years of credited service, limited to 35 years.  Plan benefits are not subject to reduction for social security benefits.

As discussed above, Mr. Wegener is covered by a pension plan sponsored by our German subsidiary, Yale Industrial Products GmbH.  This defined benefit pension plan provides an annual benefit at age 65 equal to the product of (i) 0.5% of the highest average annual earnings of five years in succession of the last ten years prior to retirement, multiplied by (ii) credited years of service prior to age 65.

The following table sets forth with respect to each of our plans that provide retirement benefits to our NEOs, (i) the years of credited service of each of the executives named in the summary compensation table, (ii) the present value of his or her accumulated benefit and (iii) payments received by him or her during fiscal year 2010:

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit		Payments During Last Fiscal Year

Timothy T. Tevens,	Columbus McKinnon	18.25	$371,740	(2)	─
President and Chief	Corporation Monthly
Executive Officer	Retirement Benefit Plan

Karen L. Howard,	Columbus McKinnon	14.25	221,761	(2)	─
Vice President – Finance	Corporation Monthly
and Chief Financial Officer	Retirement Benefit Plan

Wolfgang Wegener,	Yale Industrial	32.42	3,691,553	(3)	─
Vice President and	Products GmbH
Managing Director -	Pension Plan
Columbus McKinnon
Europe

Gene P. Buer,	Columbus McKinnon	4.25	83,837	(2)	─
Vice President Hoist	Corporation Monthly
Products – the Americas	Retirement Benefit Plan

Charles R. Giesige,	Columbus McKinnon	3.25	55,958	(2)	─
Vice President Rigging	Corporation Monthly
Products – the Americas	Retirement Benefit Plan
_________________________

(1)	Years of credited service determined as of March 31, 2010.

(2)
The present value of accumulated benefit under the Columbus McKinnon Corporation Monthly Benefit Plan is calculated as of March 31, 2010 using (i) a discount rate of 6%, (ii) the GAM 1994 Group Annuity Table for Males and Females and (iii) the earliest retirement age at which benefits are not reduced (typically, age 65).

(3)
The present value of accumulated benefit under the Yale Industrial Products GmbH Pension Plan is calculated as of March 31, 2010 using (i) a discount rate of 5.5%, (ii) the Richttafeln 2005G by Klaus Heubeck Mortality Table, (iii) the retirement age under German social security legislation and (iv) the Euro to dollar conversion rate in effect on March 31, 2010.

Non-Qualified Deferred Compensation

The Company maintains a Non-Qualified Deferred Compensation Plan (the “NQDC”) under which eligible participants (including our Directors and domestic NEOs) may elect to defer a portion of their cash compensation.  The NQDC does not currently offer a company match on participant contributions.  Employee Participants may defer up to 75% of their base salary and up to 100% of annual short-term and long-term incentive compensation.  Directors may defer up to 100% of retainer and meeting fees. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements.

None of the NEOs have deferred compensation. Thus, they did not have any contributions, earnings, or balances under the NQDC Plan in fiscal 2010.

Other Potential Post-Employment Payments

It is our policy to provide severance benefits to each of our domestic full-time salaried employees and hourly employees not covered by a collective bargaining agreement who involuntarily lose their positions without cause.  Eligible employees who sign a release generally receive one week of base salary at the rate then in effect for each full year of continuous service (with any fractions being rounded up).

The following table sets forth the amount each NEO would receive under various termination scenarios described above using the following assumptions:

•	Termination of employment on March 31, 2010; and

•	Exercise of all options and vesting of all restricted stock based on the closing market price of $15.87 per share of our common stock on March 31, 2010.

Name	Voluntary Termination		Retirement		Involuntary Termination		Termination in Connection with Change in Control		Death		Change in Control Only

Timothy T. Tevens,	$2,237,696	(1)	$2,595,140	(2)	$2,458,754	(3)	$6,810,913	(4)	$3,512,066	(5)	$0	(6)
President and Chief
Executive Officer

Karen L. Howard,	1,064,057	(1)	1,184,653	(2)	1,147,163	(3)	2,823,953	(4)	1,371,466	(5)	$0	(6)
Vice President – Finance
and Chief Financial
Officer

Wolfgang Wegener,	3,935,753	(8)	4,144,198	(9)	5,103,599	(10)	5,103,599	(11)	552,811	(12)	$0	(6)
Vice President and
Managing Director -
Columbus McKinnon
Europe(7)

Gene P. Buer,	143,934	(1)	243,648	(2)	163,164	(3)	1,047,747	(4)	421,366	(5)	$0	(6)
Vice President Hoist
Products – the Americas

Charles R. Giesige,	128,860	(1)	213,443	(2)	145,937	(3)	1,145,969	(4)	424,742	(5)	$0	(6)
Vice President Rigging
Products – the Americas
_________________________

(1)
Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of his or her 401(k) Plan account, (iv) vested benefits under our Pension Plan and (v) vested benefits under our ESOP. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination.

(2)
Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of his or her 401(k) Plan account, (iv) vested benefits under our Pension Plan and (v) vested benefits under our ESOP and (vi) awards under the Annual Incentive Plan earned in fiscal year 2010 and paid in fiscal year 2011. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination.

(3)
Includes (i) severance, (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of his or her 401(k) Plan account, (v) vested benefits under our Pension Plan and (vi) vested benefits under our ESOP.  In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination.

(4)
Includes (i) termination payments under the Change in Control agreements (up to the maximum permitted), (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of his or her 401(k) Plan account, (v) vested benefits under our Pension Plan and (vi) vested benefits under our ESOP, (vii) awards under the Annual Incentive Plan earned in fiscal year 2010 and paid in fiscal year 2011.  Termination payments under the Change in Control agreements include (i) a lump sum severance payment equal to three times the sum of (a) annual salary and (b) the greater of (1) the annual target bonus under the Annual Incentive Plan in effect on the date of termination and (2) the annual target bonus under the Annual Incentive Plan in effect immediately prior to the change in control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years, (iv) unless otherwise provided in an equity award agreement, the value of all options, restricted shares or units and performance shares or units which become fully vested.  In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination.

(5)
Includes (i) Company provided group term life insurance benefits,  (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of his or her 401(k) Plan account, (v) vested benefits under our Pension Plan and (vi) vested benefits under our ESOP, (iv) unless otherwise provided in an equity award agreement, the value of all stock options not previously vested, restricted shares or units and earned performance shares or units which become fully vested and (vii) awards under the Annual Incentive Plan earned in fiscal year 2010 and paid in fiscal year 2011. In addition, accrued salary through the date of termination would be paid out.

(6)
No payments or awards are provided unless restricted shares and options held by the NEOs are not assumed by the successor entity.  In the event that the successor entity does not assume the restricted shares and options all options and earned restricted shares would be vested and payable to the NEOs.

(7)	As a non-domestic employee, Mr. Wegener is not a participant in our Pension Plan, ESOP, 401(k) Plan, group term life insurance plan or medical plans.

(8)
Represents (i) the value of vested stock options and (ii) vested benefits under the Yale Industrial Products GmbH Pension Plan.  In addition, Mr. Wegener would also be entitled to receive accrued salary through the date of termination. Generally, employees who voluntarily terminate their employment are not eligible to receive an award under the Annual Incentive Plan earned in fiscal year 2010 if they are not continuously employed through the date of payment.

(9)
Represents (i) the value of vested stock options, (ii) vested benefits under the Yale Industrial Products GmbH Pension Plan and (iii) awards under the Annual Incentive Plan earned in fiscal year 2010 and paid in fiscal year 2011.  In addition, Mr. Wegener would also be entitled to receive accrued salary through the date of termination.

(10)
Includes (i) severance, (ii) the value of vested stock options and (iii) vested benefits under the Yale Industrial Products GmbH Pension Plan.  In addition, Mr. Wegener would also be entitled to receive accrued salary through the date of termination.

(11)
Mr. Wegener is not subject to a change in control agreement.  The benefits he would receive following a termination of employment following a change in control would be the same as he would receive following an involuntary termination of employment, except that he would receive the full amount of his earned restricted stock awards and stock options.

(12)
Includes (i) death benefits under the Yale Industrial Products GmbH Pension Plan, (ii) the value of vested stock options, (iii) awards under the Annual Incentive Plan earned in fiscal year 2010 and (iv) the value of restricted stock units.   In addition, Mr. Wegener would be entitled to receive (i) accrued salary through the date of termination and (ii) a proportionate amount of his restricted stock awards that is earned upon attainment of the performance goals.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2010, including the Restricted Stock Plan, Omnibus Plan, Non-Qualified Plan and ISO Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	646,259	$12.02	545,436	(1)

Equity compensation plans not approved by security holders	—	—	—

Total	646,259	$12.02	545,436
_________________________

(1)
545,436 shares remained available for issuance as options, Restricted Stock, Restricted Stock Units or Performance Shares under the Restricted Stock Plan, Omnibus Plan and Non-Qualified Plan as of March 31, 2010.  As of May 31, 2010, the total number of options outstanding was 738,248 with a weighted-average exercise price of $12.80 and a weighted average contractual life of 5.74 years.  There are a total of 290,452 share awards outstanding on May 31, 2010.  As of May 31, 2010, 329,260 shares remained available for issuance as options, Restricted Stock, Restricted Stock Units or Performance Shares under the Restricted Stock Plan, Omnibus Plan and Non-Qualified Plan.  If the 2010 Long Term Incentive Plan is approved by shareholders, no further awards will be made pursuant to the Restricted Stock Plan, Omnibus Plan, Non-Qualified Plan and ISO Plan.  The Company will not grant awards that will be settled with stock under the Restricted Stock Plan, Omnibus Plan, Non-Qualified Plan and ISO Plans covering more than 20,000 shares from May 31, 2010 through July 26, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists between any member of our Compensation and Succession Committee or any of our executive officers and any member of any other company’s board of directors or compensation committee (or equivalent), nor has any such relationship existed in the past.  No member of our Compensation and Succession Committee was, during fiscal year 2010 or prior thereto, an officer or employee of our Company or any of our subsidiaries.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of March 31, 2010 regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) by each Director, (iii) by each of our executive officers named in the Summary Compensation Table and (iv) by all of our executive officers and Directors as a group.  The business address of each of the executive officers and directors is 140 John James Audubon Parkway, Amherst, New York 14228-1197.

Directors, Officers and 5% Shareholders	Number Of Shares (1)	Percentage Of Class

Ernest R. Verebelyi (2)	10,571	*
Timothy T. Tevens (3)	285,370	1.48%
Richard H. Fleming (2)	16,075	*
Wallace W. Creek (2)	18,071	*
Stephen Rabinowitz (2)	11,071	*
Linda A. Goodspeed (2)	12,121	*
Nicholas T. Pinchuk (2)	8,106	*
Liam G. McCarthy (2)	5,159	*
Christian B. Ragot (2)	5,159	*
Karen L. Howard (4)	118,463	*
Wolfgang Wegener (5)	42,156	*
Gene Buer (6)	6,878	*
Charles Giesige (7)	15,049	*
All Directors and Executive Officers as a Group (16 persons) (8)	650,728	3.40%
Columbus McKinnon Corporation Employee Stock Ownership Plan	738,915	3.86%
Fidelity Management & Research Company (9)	2,153,992	11.26%
TimesSquare Capital Management, LLC (10)	1,709,500	8.94%
BlackRock, Inc. (11)	1,091,072	5.71%
____________________
 * Less than 1%.

(1)
Rounded to the nearest whole share.  Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

(2)
Does not include 2,250 Restricted Stock Units held by each of Messrs. Verebelyi, Fleming, Creek, Pinchuk and Rabinowitz and Ms. Goodspeed, and 1,770 Restricted Stock Units held by Messrs. McCarthy and Ragot.

(3)
Includes (i) 73,326 shares of common stock owned directly, (ii) 7,000 shares of common stock owned directly by Mr. Tevens’ spouse, (iii) 5,628 shares of common stock allocated to Mr. Tevens’ ESOP account, (iv) 28,738 shares of restricted stock which is subject to forfeiture and (v) 170,678 shares of common stock issuable under options granted to Mr. Tevens which are exercisable within 60 days. Excludes 38,264 shares of common stock issuable under options granted to Mr. Tevens which are not exercisable within 60 days.

(4)
Includes (i) 38,668 shares of common stock owned directly, (ii) 2,650 shares allocated to Ms. Howard’s ESOP account, (iii) 7,689 shares of restricted stock which are subject to forfeiture and (iii) 69,456 shares of common stock issuable under options granted to Ms. Howard which are exercisable within 60 days. Excludes (i) 9,987 shares of common stock issuable under options granted to Ms. Howard which are not exercisable within 60 days and (ii) 736,265 additional shares of common stock owned by the ESOP for which Ms. Howard serves as one of two trustees and for which she disclaims any beneficial ownership.

(5)
Includes (i) 2,925 shares of restricted stock which is subject to forfeiture and (ii) 39,231 shares of common stock issuable under options granted to Mr. Wegener which are exercisable within 60 days.  Excludes 6,264 shares of common stock issuable under options granted to Mr. Wegener which are not exercisable within 60 days.

(6)
Includes (i) 415 shares of common stock allocated to Mr. Buer’s ESOP account, (ii) 4,327 shares of restricted stock which are subject to forfeiture, (iii) 2,136 shares of common stock issuable under options granted to Mr. Buer which are exercisable within 60 days. Excludes 15,976 shares of common stock issuable under options granted to Mr. Buer which are not exercisable within 60 days.

(7)
Includes (i) 4,828 shares of restricted stock which are subject to forfeiture, (ii) 327 shares of common stock allocated to Mr. Giesige’s ESOP account and (iii) 9,894 shares of common stock issuable under options granted to Mr. Giesige which are exercisable within 60 days. Excludes 9,157 shares of common stock issuable under options granted to Mr. Giesige which are not exercisable within 60 days.

(8)
Includes (i) options to purchase an aggregate of 371,591 shares of common stock issuable to certain executive officers which are exercisable within 60 days. Excludes the shares of common stock owned by the ESOP as to which Ms. Howard and Mr. Steinberg serve as trustees, except for an aggregate of 13,038 shares allocated to the respective ESOP accounts of our executive officers and (ii) options to purchase an aggregate of 90,975 shares of common stock issued to certain executive officers which are not exercisable within 60 days.

(9)
Information with respect to Fidelity Management & Research Company is based on a Schedule 13G/A filed by FMR LLC. with the Securities and Exchange Commission on April 12, 2010 by a group consisting of Edward C. Johnson 3d, members of the family of Edward C. Johnson 3d, and Fidelity Low Priced Stock Fund.  Based solely upon information in this Schedule 13G/A, FMR LLC and its direct and indirect subsidiaries have sole dispositive power with respect to all such shares of common stock and sole voting power with respect to 500 of such shares of common stock.  The stated business address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(10)
Information with respect to TimesSquare Capital Management, LLC is based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2010.  Based solely upon information in this Schedule 13G, TimesSquare Capital Management, LLC has sole dispositive with respect to all of such shares of common stock and sole voting power with respect to 1,588,600 of such shares of common stock.  The stated business address of TimesSquare Capital Management, LLC is 1177 Avenue of the Americas, 39th Floor, New York, New York 10036.

(11)
Information with respect to BlackRock, Inc. is based on a Schedule 13G filed with the Securities and Exchange Commission on January 29, 2010.  Based solely upon information in this Schedule 13G, BlackRock, Inc. and its direct and indirect subsidiaries have sole dispositive and voting power with respect to all of such shares of common stock.  The stated business address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section
16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year ended March 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee reviews and makes recommendations to the Board of Directors with respect to all related party transactions and relationships involving a director, executive officer or beneficial owner of five percent or more of any class of the Company’s voting securities. Any such related party transaction is required to be on terms no less favorable to us than could be obtained from an unaffiliated third party. The Company has a separate “Related Person Transaction Policy”, as well as other various policies and procedures, including the Company’s Legal Ethics and Business Compliance Manual and the annual directors’ and officers’ questionnaires that require disclosure of transactions or relationships that may constitute conflicts of interest or require disclosures or affect an independence determination under applicable SEC rules. In fiscal 2010, the Company did not engage in any transaction with a related person in which the amount involved exceeded $120,000.

REPORT OF THE AUDIT COMMITTEE

Review of Our Audited Financial Statements

Our Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m)(3) of the Exchange Act and under the Nasdaq Stock Market, LLC listing standards currently in effect.  In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming and Creek qualifies as an “audit committee financial expert.”

The Audit Committee operates under a written charter which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by the Company’s primary independent public accountants.  However, as a matter of course, we will not engage any outside accountants to perform any significant audit or non-audit services without the prior approval of the Audit Committee.

The Audit Committee has reviewed and discussed with our management our audited financial statements for the year ended March 31, 2010.  The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed the independence of Ernst & Young LLP with that firm.

Based on the review and the discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2010 for filing with the Securities and Exchange Commission.

Richard H. Fleming, Chairman
Wallace W. Creek
Stephen Rabinowitz
Linda A. Goodspeed

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING MARCH 31, 2011

General

We are asking our shareholders to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011.  In the event our shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and its shareholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed to us by Ernst & Young LLP for fiscal 2009 and 2010 are as follows:

	Fiscal Year
	2010	2009
	($ in thousands)
Audit Fees	$878	$1,045
Audit Related Fees	—	23
Tax Fees	169	192
All Other Fees	—	—

Total	$1,047	$1,260

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

PROPOSAL 3

ADOPTION OF COLUMBUS McKINNON CORPORATION
2010 LONG TERM INCENTIVE PLAN

Approval of the 2010 Long Term Incentive Plan

The Compensation Committee and the Board of Directors unanimously adopted the 2010 Long Term Incentive Plan (the “Plan”) subject to approval by shareholders.  Awards under the Plan, including annual incentive awards paid to executive officers subject to Section 162(m) (“Covered Employees”), can satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Compensation Committee believes that long-term incentives provide important medium- and long-term incentives for our Directors, officers, employees, and third-party service providers to achieve the Company’s strategic business plan.  The Compensation Committee also believes that long-term incentives consistent with those available to other leading manufacturing companies are required for us to compete for, motivate, and retain high-quality Directors, executives, employees, and third-party service providers.

Historical Use of Equity—Burn Rate and Dilution

We believe we have utilized equity-based compensation appropriately over the past several years.  This is borne out by our current burn rate (three-year average of the rate at which equity was granted) and dilution.

The actual equity grants for the period 2008–2010, as well as the burn rates (calculated using both the traditional burn rate and the advisory group burn rate methodologies), are shown in the table below:

Fiscal Year	Stock Options and SARs Granted	Other Share-Settled Awards Granted	Weighted Average Common Shares Outstanding for Fiscal Year	Advisory Group Burn Rate*	Traditional Burn Rate
2010	160,700	164,797	18,963,000	2.59%	1.72%
2009	89,150	88,021	18,861,000	1.41%	0.94%
2008	5,000	50,258	18,723,000	0.56%	0.30%
Three-Year Average Burn Rate:				1.52%	0.98%

* The advisory group calculates burn rate by multiplying the Other Share-Settled Awards Granted by a multiplier that depends on a company’s annual volatility.  Our annual volatility was measured as 42.7% by the advisory group which would cause Other Share-Settled Awards to be counted as 2.0 stock option/stock appreciation rights (“SARs”) shares.

The Advisory Group Burn Rate Formula = (Stock Options & SARs Granted + (Other Share-Settled Awards Granted x 2)) / Weighted Average Common Shares Outstanding for fiscal year.

The Traditional Burn Rate Formula = (Stock Options & SARs Granted + Other Share-Settled Awards Granted) / Weighted Average Common Shares Outstanding for fiscal year.

As of May 31, 2010, our current basic dilution is 7.1% and our fully diluted dilution is 6.6%.  Basic dilution is calculated by taking the total number of shares available for grant under the Prior Plans plus the outstanding stock options and “Full-Value Awards” (awards other than stock options or SARs that are settled by the issuance of shares) and dividing by our common shares outstanding as of the record date.  Fully diluted dilution is calculated similarly except that the denominator is the total number of shares requested under the Plan and the outstanding stock options and Full-Value Awards, plus our common shares outstanding as of the record date.  If the Plan is approved, our basic dilution will be 11.9% and our fully diluted dilution will be 10.6%.  See the updated share information as of May 31, 2010 set forth in the table and related footnote under “Equity Compensation Plan Information.”

Key Plan Features

Key features of the Plan include the following:

•           Employees, directors, and third-party service providers are eligible for awards under the Plan;

•           The Plan will be used instead of the existing equity plans, i.e., the 2006 Long Term Incentive Plan, the 1995 Incentive Stock Option Plan, the Non-Qualified Stock Option Plan, and the Restricted Stock Plan (“Prior Plans”), for all new equity grants if shareholders approve the Plan and no new grants will be made under the Prior Plans;

•           1,250,000 shares will be available for grant under the Plan;

•           The Plan permits the award of stock options, both nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”), SARs, restricted stock, restricted stock units, deferred stock units, performance shares, performance share units, performance units, other stock-based awards, Covered Employee annual incentive awards, and cash-based awards;

•           The Plan specifically prohibits the repricing or cash buyout of stock options without shareholder approval;

•           Except for 10% of the share authorization which can be granted not subject to minimum vesting requirements, the Plan includes the following minimum vesting requirements for Full-Value Awards: one year for performance-based awards and three years for time-based awards;

•           The exercise price for stock options and SARs must be at least equal to the stock price on the date of grant;

•           The Plan also permits the grant of dividend equivalent rights, provided that dividend equivalent rights on performance-based awards cannot be paid on a current basis and instead must be accrued and paid only if and when the underlying shares are earned or vest;

•           Awards cannot be transferred for value;

•           Under the Plan, change-in-control benefits, i.e., accelerated vesting, for awards are based on a “double trigger” which requires a participant’s involuntary termination of employment within two years following the change in control; and

•           The Plan includes “clawback” provisions that allow the Company to terminate outstanding awards, and in some circumstances recover awards that have already been paid, to participants who are found to have engaged in fraudulent or dishonest behavior.

Description of the Plan

A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

The Plan is intended to advance the best interests of our Company, its affiliates, and our shareholders by providing those persons who have substantial responsibility for the management and growth of our Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its affiliates.

The Plan will become effective upon shareholder approval and will continue for 10 years unless sooner terminated.  However, no ISOs may be granted under the Plan on or after the 10th anniversary of its effective date.

Plan Share Limits

The maximum number of shares of our common stock issuable under the Plan is 1,250,000 shares.

Shares are counted against the authorization only to the extent they are actually issued.  Thus, shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant.  Also, if the option price or tax withholding requirements of any award are satisfied by tendering shares to us, or if an SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the Plan.

Limits on Awards

The Plan permits the following types of awards to be granted (a more detailed description of the awards appears below) and imposes annual per-participant award limits for employees and executives, starting with calendar year 2010 as follows:

Award(s)	Annual Limit
Stock Options (NQSOs and ISOs)	200,000 shares
SARs	200,000 shares
Restricted Stock and Restricted Stock Units	150,000 shares
Deferred Stock Units	150,000 shares
Performance Shares, Performance Share Units and Performance Units	150,000 shares or equal to the value of 150,000 shares, determined as of the date of vesting or payout
Other Stock-Based Awards	150,000 shares
Substitution Awards	Not applicable
Covered Employee Annual Incentive Awards	$4,000,000
Cash-Based Awards	$3,000,000 or the value of 150,000 shares, determined as of the date of vesting or payout

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including, without limitation, distributions of stock or property other than normal cash dividends.  The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.

Administration

The Compensation Committee is responsible for administering the Plan and has the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines.  Determinations of the Compensation Committee made under the Plan are final and binding.  The Compensation Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors.  The Compensation Committee may also delegate to one or more of our officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) and third-party service providers to be recipients of awards.

Eligibility

Employees, Directors, and third-party service providers of the Company and its subsidiaries who are selected by the Compensation Committee are eligible to participate in the Plan.  There are currently approximately 2,500 eligible employees, nine eligible Directors, and 15 eligible third-party service providers.

Types of Awards

The Plan provides that the Compensation Committee may grant awards of various types.  A description of each of the types of awards follows.

Stock Options

The Compensation Committee may grant both ISOs and NQSOs under the Plan.  In accordance with the requirements for ISOs set forth in the Code, eligibility for ISOs is limited to employees of the Company and its subsidiaries.  The exercise price for options cannot be less than the fair market value of our common stock on the date of grant.  The latest expiration date cannot be later than the 10th anniversary of the date of grant (for an ISO, the 5th anniversary of the date of grant if the recipient is a more than 10% shareholder).  Fair market value under the Plan means, unless otherwise determined by the Compensation Committee, the average of the opening and closing stock prices on the applicable date as reported by the Nasdaq Stock Market.  The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Compensation Committee, including by means of a broker-assisted exercise.

SARs

The Compensation Committee may grant SARs under the Plan either alone or in tandem with stock options.  The grant price of an SAR cannot be less than the fair market value of our common stock at the time of grant.  The grant price of an SAR granted in tandem with a stock option will be the same as the option price of the tandem option. SARs cannot be exercised later than the tenth (10th) anniversary of the date of grant.

Freestanding SARs may be exercised on such terms as the Compensation Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option.  Upon exercise of an SAR, the holder will receive from the Company shares of our common stock, cash, or a combination of shares and cash, as determined by the Compensation Committee, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.

Restricted Stock and Restricted Stock Units

The Compensation Committee may award restricted stock and restricted stock units.  Restricted stock awards consist of shares of our common stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied.  Restricted stock unit awards result in the transfer of shares of our common stock to the participant only after specified conditions are satisfied.  A holder of restricted stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future.  The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

Deferred Stock Units

The Compensation Committee may award deferred stock units.  Deferred stock units consist of a vested right to receive a share of our common stock or cash at some future date.  The holder of a deferred stock unit award is only treated as a shareholder when the shares of common stock are delivered at the future date.  The Compensation Committee determines the conditions applicable to each award of deferred stock units.

Performance Awards

Our Board of Directors may grant performance awards subject to the fulfillment of conditions and the attainment of performance goals over such periods as the Board determines in writing and sets forth in a written agreement between the Company and the participant.  To the extent compliance with Section 162(m) of the Code is desired, a committee comprised solely of “outside directors” under Section 162(m) must act with respect to performance awards, and “Board” as used in this section shall include this committee.  These awards may be designated as performance shares or performance units.  Performance shares and performance units are unfunded bookkeeping entries generally having an initial value equal to the fair market value of a share of our common stock determined on the grant date and a value set by the Board, respectively.  Performance awards specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within the predetermined performance period.  To the extent earned, performance awards may be settled in cash, shares of our common stock (including shares of restricted stock), or a combination thereof.

Prior to the start of the applicable performance period, or as permitted pursuant to Section 162(m) of the Code, the Board establishes one or more performance goals applicable to the award.  Performance goals are based on the attainment of specified target levels with respect to one or more selected measures of business or financial performance.  The performance goals may vary from participant to participant, group to group, and period to period.  The performance goals for performance unit and performance share awards and any other awards granted under the Plan that are intended to constitute “qualified performance-based compensation” will be based upon one or more of the following:

•           Net earnings or net income (before or after taxes);

•           Operating earnings or income;

•           Earnings or diluted earnings per share;

•           Net sales or revenue growth;

•           Net operating profit;

•           Return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, shareholders’ equity sales, or revenue);

•           Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on capital, and cash flow return on investment);

•           Earnings before or after taxes, interest, depreciation, and/or amortization;

•           Gross or operating margins;

•           Productivity ratios;

•           Share price (including, but not limited to, growth measures and total shareholder return);

•           Expense targets;

•           Debt reduction;

•           Cost reduction or savings;

•           Margins;

•           Operating efficiency;

•           Market share;

•           Customer and/or employee satisfaction;

•           Safety;

•           Working capital targets and change in working capital; and

•           Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225 and/or in management’s discussion of financial condition and results of operations appearing in our annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward.  However, the Compensation Committee has the discretion to adjust these awards downward.  In addition, the Compensation Committee has the discretion to make awards that do not qualify as performance-based compensation.  Generally, awards may be paid in the form of cash, shares of our common stock, or in any combination, as determined by the Compensation Committee.

Other Stock-Based Awards

The Compensation Committee may grant equity-based or equity-related awards, referred to as other stock-based awards, other than options, SARs, restricted stock, restricted stock units, or performance shares.  The terms and conditions of each other stock-based award shall be determined by the Compensation Committee.  Payment under any other stock-based awards will be made in shares of our common stock or cash, as determined by the Compensation Committee.

Cash-Based Awards

The Compensation Committee may grant cash-based awards.  The terms and conditions, including whether the vesting of such awards is dependent upon the achievement of specific performance goals, of each cash-based award shall be determined by the Compensation Committee.  Payment under any cash-based award will be made in shares of our common stock or cash, as determined by the Compensation Committee.

Covered Employee Annual Incentive Awards

The Compensation Committee may designate and grant executives who are or may become Covered Employees annual incentive awards based on achievement of performance goals established using one or more performance measures (which are set forth in the Performance Awards section above) for the year.  The maximum amount any Covered Employee can receive pursuant to these awards is $4,000,000 in any year.  The Compensation Committee cannot adjust these awards above the maximum amount established for each Covered Employee at the beginning of a plan year, but retains the discretion to reduce the awards based on its evaluation of the Company and individual performance.

Substitution Awards

The Compensation Committee may grant awards under the Plan in substitution for stock options and other awards held by employees and directors of other entities who are about to become employees or affiliated with us or any of our affiliates, or whose employer or corporation with respect to which it provides services is about to become an affiliate as the result of a merger or consolidation of our Company with another corporation, or the acquisition by us of substantially all the assets of another corporation, or the acquisition by us of at least 50% of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of our Company.  The terms and conditions of such substitute awards may vary from the requirements in the Plan to the extent our Board of Directors deems appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted.

Termination of Employment/Service

The Compensation Committee will determine how each award will be treated following termination of the holder’s employment with or service for our Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Unless otherwise determined by the Compensation Committee and set forth in an award agreement, the following treatment upon termination of employment will apply:

Type of Termination		Time-Vested Stock Options and SARs		Other Time-Vested Awards		Performance-Vested Awards
For any reason other	•	Unvested: forfeited	•	Unvested: forfeited	•	Unvested: forfeited
than the following:	•	Vested: 30 days following the later of termination or any period of non-trading to exercise	•	Vested: N/A	•	Vested, but unexercised: 30 days following the later of termination or any period of non-trading to exercise

Death or Disability	• •	Unvested: forfeited Vested: I year days following termination to exercise	• •	Unvested: immediately vests Vested: N/A	•	Unvested: fully vest at end of performance period based on performance through end of period
					•	Vested, but unexercised: 30 days following the later of termination or any period of non-trading to exercise

Retirement	• •	Unvested: forfeited Vested: three days following termination to exercise	• •	Unvested: immediately vest Vested: N/A	•	Unvested: fully vest at end of performance period based on performance through end of period
					•	Vested, but unexercised: 30 days following the later of termination or any period of non-trading to exercise

Cause	•	Unvested: forfeited	•	Unvested: forfeited	•	Unvested: forfeited
	•	Vested: forfeited	•	Vested: N/A	•	Vested, but unexercised: forfeited

Treatment of Awards Upon a Change in Control and Related Transactions

Unless the Compensation Committee determines otherwise in an award agreement, if there is a change in control of the Company, awards granted under the Plan will have their vesting and payment accelerated based on a “double trigger” which requires the occurrence of a change in control coupled with the termination of a participant’s employment or service to the Company within two years thereafter.

Under the Plan, a change in control may be triggered if there is an acquisition of 20% or more of the outstanding shares or the voting power of the outstanding securities, individuals on the board cease to constitute a majority of the board, or there is consummation of a reorganization, merger, or consolidation or sale of our Company or any of our subsidiaries or a disposition of all or substantially all of our assets, unless shareholders continue to own more than 60% of the outstanding voting securities, no person beneficially owns 20% or more of our outstanding securities, and at least a majority of the members of the Board of Directors were members of the Board prior to the transaction.

Amendment of Awards or Plan and Adjustment of Awards

The Compensation Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part.  No amendment of the Plan will be made without shareholder approval if shareholder approval is required by law.  No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the Plan.

Additional Provisions

Neither ISOs nor, except as the Compensation Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution.  During a recipient’s lifetime, an ISO and, except as the Compensation Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

If provided in the award agreement, a participant’s rights to an award may be subject to a participant agreeing to not compete with us or any of our subsidiaries, and to not solicit our business or employees.  In addition, participants may be subject to non-disclosure and non-disparagement requirements.  A breach of these restrictions may result in cancellation of awards or the recovery by us of gain realized under an award.

Nonemployee Director Awards

The Plan can also be used to grant equity awards to our non-employee Directors, so that they too will develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and so that their interests will be more aligned with those of our shareholders.

Nonemployee directors can be granted any of the awards available under the Plan, except ISOs which are only available for employees. The Board shall from time to time determine the nature and number of awards to be granted to nonemployee directors.

New Plan Benefits

The future benefits or amounts that would be received under the Plan by our executive officers, non-executive Directors, and non-executive officer employees are discretionary and are therefore not determinable at this time.  In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the Plan had been in effect cannot be determined.

Certain Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Plan under the law as in effect on the date of this proxy statement.  The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, or non-U.S. taxes.

ISOs

An employee generally realizes no taxable income upon the grant or exercise of an ISO.  However, the exercise of an ISO may result in an alternative minimum tax liability to the employee.  With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price.  The same amount is deductible by us as compensation, provided that income taxes are withheld from the employee.  Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction.  If the employee exercises an ISO and satisfies the holding period requirements, we may not deduct any amount in connection with the ISO.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO.  ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

NQSOs

An optionee generally has no taxable income at the time of grant of an NQSO, but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price.  For employee optionees, the same amount is deductible by us as compensation, provided that income taxes are withheld from the employee.  Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction.

Other

Awards under the Plan may be subject to tax withholding.  Where an award results in income subject to withholding, we may require the participant to remit the necessary taxes to us.  If the Compensation Committee approves, participants may satisfy their tax withholding requirements by causing shares of our common stock to be withheld.

In general, under Section l62(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year.  Taxable payments or benefits under the Plan may be subject to this deduction limit.  However, under Section l62(m) of the Code, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder-approved plans and that meet certain other requirements, is exempt from the deduction limitation.  The Plan has been designed so that the Compensation Committee in its discretion may grant qualifying exempt performance-based awards under the Plan.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits.  If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

If any award granted under the Plan is considered deferred compensation under Code Section 409A, then certain requirements must be met to have the deferral be effective for federal tax purposes.  These requirements include ensuring that any election to defer made by participants is done within the time period(s) permitted by Code Section 409A; limitations on distributions; and the prohibition of accelerating the time or schedule of any payment of deferred amounts except in circumstances permitted by the U.S. Treasury Department.  If these requirements are not met, a participant will be immediately taxed on such purportedly deferred amounts, a penalty of 20% of such amounts deferred after December 31, 2004 will be imposed, and penalty interest will accrue at the underpayment rate plus 1%.

Other Information

If approved by stockholders, the Plan will be effective on July 26, 2010, no awards will be made under the Prior Plans after July 26, 2010, and no awards will be made under the Plan after July 26, 2020.  Any awards granted before July 26, 2020 may extend beyond the expiration or termination date.

The Plan provides that an award may not be transferred except in the event of the employee’s death or unless otherwise required by law.  Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Compensation Committee.  Awards under the Plan may earn dividends or dividend equivalents, as determined by the Compensation Committee.

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation.  The Plan authorizes the creation of trusts and other arrangements to facilitate or ensure payment of the Company’s obligations.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2010 LONG TERM INCENTIVE PLAN

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by us, including expenses in connection with preparing and mailing this Proxy Statement.  In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our Directors, officers and employees at no additional compensation.  Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

OTHER MATTERS

Our management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting.  However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

SHAREHOLDERS’ PROPOSALS

Proposals of shareholders intended to be presented at the 2011 Annual Meeting must be received by us by February 24, 2011 to be considered for inclusion in our Proxy Statement and form of proxy relating to that meeting.  In addition, our By-Laws require that notice of shareholder proposals and nominations for director be delivered to our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting for the preceding year; provided, however, if the Annual Meeting is not scheduled to be held within a period commencing 30 days before such anniversary date and ending 30 days after such anniversary date, such shareholder notice shall be delivered by the later of (i) 90 days prior to the date of the Annual Meeting or (ii) the tenth day following the date such Annual Meeting date is first publicly announced or disclosed.  The date of the 2010 Annual Meeting has not yet been established.  Nothing in this paragraph shall be deemed to require us to include in our Proxy Statement and proxy relating to the 2010 Annual Meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Exchange Act, and the rules and regulations promulgated thereunder.

OTHER INFORMATION

WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED MARCH 31, 2010, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO.  Such written request should be directed to Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228-1197, Attention:  Secretary.  Each such request must set forth a good faith representation that, as of June 4, 2010, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

The accompanying Notice and this Proxy Statement are sent by order of our Board of Directors.

ROBERT J. OLIVIERI
Secretary

Dated:  June 21, 2010

APPENDIX A

Columbus McKinnon Corporation
2010 Long Term Incentive Plan
Effective July 26, 2010

Columbus McKinnon Corporation
2010 Long Term Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1           Establishment. Columbus McKinnon Corporation, a New York corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Columbus McKinnon Corporation 2010 Long Term Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Share Units, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, and Other Stock-Based Awards.

This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 (Duration/Duration of This Plan) hereof.

1.2           Purpose of This Plan. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3           Duration of This Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

1.4           No More Grants Under Prior Plans. After the Effective Date, no more grants will be made under the Prior Plans.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1
“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2	“Alternative Award” has the meaning set forth in Section 21.2 (Alternative Awards).

2.3	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3 (Annual Award Limits).

2.4
“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Share Units, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.5
“Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.6	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.8	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 11 (Cash-Based Awards and Other Stock-Based Awards).

2.9
“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(a)	Commission of a willful serious act, such as embezzlement, against the Company which is intended to enrich the Participant at the expense of the Company;

(b)	Conviction of a felony involving moral turpitude; or

(c)
Any willful, gross neglect or willful, gross misconduct resulting in either case in material harm to the Company, or a violation of the Company’s Code of Conduct. For purposes of this Section 2.9(c), no act, or failure to act, on a Participant’s behalf will be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company.

2.10	“Change in Control” means, unless otherwise defined in an Award Agreement, any of the following events:

(a)
Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Company or (ii) the combined voting power of the Company’s then outstanding securities;

(b)
During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), (d) or (e) of this Section 2.10 whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c)
There shall be consummated any reorganization, merger or consolidation of the Company with any other entity, other than (i) a reorganization, merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such reorganization, merger or consolidation or (ii) a reorganization, merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as herein above defined) beneficially owns, directly or indirectly, twenty percent (20%) or more of the combined voting power of the Company’s then outstanding voting securities;

(d)	Any Person or Persons acquire all or substantially all of the assets of the Company, whether in a single transaction or series of transactions; or

(e)
The stockholders of the Company approve a plan of dissolution or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

A “Change in Control” shall not result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction initiated by the Company in regard to converting from a publicly traded company to a privately held company.

2.11
“Change-in-Control Price” means the price per share on a fully diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash.

2.12
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.13
“Committee” means the Compensation and Succession Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.14	“Company” means Columbus McKinnon Corporation, a New York corporation, and any successor thereto as provided in Article 24 (Successors) herein.

2.15
“Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

2.16
“Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.17	“Covered Employee Annual Incentive Award” means an Award granted to a Covered Employee as described in Article 12 (Covered Employee Annual Incentive Awards).

2.18
“Deferred Stock Unit” means a Participant’s contractual right to receive a stated number of Shares, or if provided by the Committee on the Grant Date, cash equal to the Fair Market Value of such Shares, under the Plan at the end of a specified period of time or upon the occurrence of a specified event.

2.19	“Director” means any individual who is a member of the Board of Directors of the Company.

2.20	“Disability” means, unless otherwise provided in an Award Agreement:

(a)
With respect to a Participant who is a party to a written employment agreement with the Company, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or

(b)
In all other cases, means such Participant’s inability to perform substantially his or her duties to the Company by reason of physical or mental illness, injury, infirmity, or condition: (i) for a continuous period for one hundred eighty (180) days or one or more periods aggregating one hundred eighty (180) days in any twelve (12) month period; (ii) at such time as such Participant is eligible to receive disability income payments under any long-term disability insurance plan maintained by the Company; or (iii) at such earlier time as such Participant or the Company submits medical evidence, in the form of a physician’s certification, that such Participant has a physical or mental illness, injury, infirmity, or condition that will likely prevent such Participant from substantially performing his duties for one hundred eighty (180) days or longer.

2.21
“Dividend Equivalent Right” means the right to receive an amount, calculated with respect to a Full-Value Award, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.

2.22	“Effective Date” has the meaning set forth in Section 1.1 (Establishment).

2.23	“Eligible Individual” means an individual who is an Employee, Director, and/or Third-Party Service Provider.

2.24
“Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.25	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.26
“Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

2.27
“Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the average of the opening and closing prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.28	“Full-Value Award” means an Award other than an ISO, NQSO, or SAR, which is settled by the issuance of Shares.

2.29	“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.30	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7 (Stock Appreciation Rights), used to determine whether there is any payment due upon exercise of the SAR.

2.31
“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 (Stock Options) to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.32
“Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.33	“Net Income” means the consolidated net income before taxes for the Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

2.34	“New Employer” means a Participant’s employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

2.35
“New Nonemployee Director Award” means an Award for a Nonemployee Director of up to an additional fifteen thousand (15,000) Shares in the Plan Year in which an individual is first appointed or elected to the Board as a Nonemployee Director.

2.36	“Nonemployee Director” means a Director who is not an Employee.

2.37
“Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.38	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.39	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 (Stock Options).

2.40	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.41
“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 11 (Cash-Based Awards and Other Stock-Based Awards).

2.42	“Participant” means any Eligible Individual as set forth in Article 5 (Eligibility and Participation) to whom an Award is granted.

2.43
“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.44
“Performance Measures” means measures as described in Article 14 (Performance Measures) on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.45	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.46
“Performance Share” means a grant of a stated number of Shares to a Participant under the Plan that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.47
“Performance Share Unit” means a Participant’s contractual right to receive a stated number of Shares, or if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such Shares, under the Plan at a specified time that are forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.48
“Performance Unit” means a Participant’s contractual right to receive a cash-denominated award, payable in cash or Shares, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.49	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.50	“Plan” means the Columbus McKinnon Corporation 2010 Long Term Incentive Plan.

2.51	“Plan Year” means the Company’s fiscal year which currently begins April 1 and ends March 31.

2.52	“Prior Plans” means the Company’s 2006 Long Term Incentive Plan, the 1995 Incentive Stock Option Plan, the Non-Qualified Stock Option Plan, and the Restricted Stock Plan.

2.53	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 (Restricted Stock and Restricted Stock Units).

2.54
“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 (Restricted Stock and Restricted Stock Units), except no Shares are actually awarded to the Participant on the Grant Date.

2.55
“Restriction Period” means the period when Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Other Stock-Based Awards are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion).

2.56
“Retirement” shall be reached when a Participant’s employment terminates from the Company, Affiliates, and any Subsidiary and at the time of such termination the Participant’s age and years of service as an employee of the Company, Affiliate, or any Subsidiary were either (a) age sixty-five (65) or older with at least five (5) years of service, or (b) age sixty-two (62) or older, with at least twenty-five (25) years of service.

2.57	“Share” means a share of common stock of the Company, par value $.01 per share.

2.58	“Share Authorization” has the meaning set forth in Section 4.1(a) (Share Authorization).

2.59	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 (Stock Appreciation Rights) herein.

2.60
“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.61	“Tax Laws” means any applicable federal, state, local, or foreign laws and regulations thereunder.

2.62
“Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1           General. The Committee shall be responsible for administering this Plan, subject to this Article 3 (Administration) and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2           Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, (a) selecting Award recipients, (b) establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements and any ancillary document or materials, (c) granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, (d) construing any ambiguous provision of the Plan or any Award Agreement, (e) establishing and certifying satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m), (f) subject to Article 22 (Amendment, Modification, Suspension, and Termination), adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate, and (g) making any other determination and taking any other action that it deems necessary or desirable for the administration or operation of the Plan and/or any Award Agreement.

3.3           Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third-Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to a Nonemployee Director or an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Shares and/or Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to This Plan and Maximum Awards

4.1           Number of Shares Available for Awards.

(a)	Share Authorization.

Subject to adjustment as provided in Section 4.4 (Shares Subject to This Plan and Maximum Awards/Adjustments in Authorized Shares) herein, the maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be one million two hundred fifty thousand (1,250,000) Shares consisting of Shares not previously authorized for issuance under any plan and any Shares not issued or subject to outstanding awards under the Company’s Prior Plans as of the Effective Date. Additionally, any Shares subject to outstanding awards as of the Effective Date under the Prior Plans that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable Shares) shall be added to the Share Authorization.

(b)	Limits on ISOs. The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be one million two hundred fifty thousand (1,250,000) Shares.

(c)
Limit on Nonemployee Director Awards. Subject to adjustment in Section 4.4 (Adjustments in Authorized Shares), the maximum number of Shares of the Share Authorization that may be issued to Nonemployee Directors shall be two hundred fifty thousand (250,000) Shares, and no Nonemployee Director may be granted an Award covering more than fifteen thousand (15,000) Shares in any Plan Year, except that this annual limit on Nonemployee Director Awards shall be increased to thirty thousand (30,000) Shares for any Nonemployee Director serving as Chairman of the Board; provided, however, that in the Plan Year in which an individual is first appointed or elected to the Board as a Nonemployee Director, such individual may be granted an Award covering up to an additional fifteen thousand (15,000) Shares (a “New Nonemployee Director Award”).

(d)
Minimum Vesting Requirements for Awards. Except with respect to a maximum of ten percent (10%) of the Share Authorization, any Full-Value Awards which vest on the basis of the Participant’s continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than over a three (3) year period, and any Full-Value Awards which vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Full-Value Awards in the event of the Participant’s death, disability, or retirement, or a Change in Control.

4.2           Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not be counted against Shares available for grant pursuant to the Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3           Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 (Adjustments in Authorized Shares) and/or 22.2 (Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events), shall apply to grants of such Awards under this Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be two hundred thousand (200,000).

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be two hundred thousand (200,000).

(c)
Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000).

(d)	Deferred Stock Units: The maximum aggregate grant with respect to Awards of Deferred Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000).

(e)
Performance Shares, Performance Share Units, or Performance Units: The maximum aggregate Award of Performance Shares, Performance Share Units, or Performance Units that a Participant may receive in any one Plan Year shall be one hundred fifty thousand (150,000) Shares, or equal to the value of one hundred fifty thousand (150,000) Shares, determined as of the date of vesting or payout, as applicable.

(f)
Covered Employee Annual Incentive Awards: The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Annual Incentive Award pursuant to Article 12 (Covered Employee Annual Incentive Awards) may not exceed four million dollars ($4,000,000).

(g)
Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the greater of three million dollars ($3,000,000) or the value of one hundred fifty thousand (150,000) Shares, determined as of the date of vesting or payout, as applicable.

(h)
Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 11.2 (Cash-Based Awards and Other Stock-Based Awards/Other Stock-Based Awards) in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) Shares.

4.4           Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, special cash dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be at the discretion of the Committee and shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 22 (Amendment, Modification, Suspension, and Termination) and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan), subject to compliance with the rules under Code Sections 409A, 422, and 424, as and where applicable.

Article 5. Eligibility and Participation

5.1           Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third-Party Service Providers.

5.2           Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from the Eligible Individuals those individuals to whom Awards shall be granted.

Article 6. Stock Options

6.1           Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Eligible Individuals in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, unless legitimate business criteria exist (within the meaning of Treas. Reg. 1.409A-1(b)(5)(E)(1)), an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes, in accordance with Section 25.14(d) (Determining “Controlled Group”).

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3           Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

6.4           Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5           Exercise of Options. Options granted under this Article 6 (Stock Options) shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

Options granted under this Article 6 (Stock Options) shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee (setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares), or by complying with any alternative exercise procedure(s) the Committee may authorize.

6.6           Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b), and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 (Stock Options) as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8           Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

7.1           Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. However, unless legitimate business criteria exist (within the meaning of Treas. Reg. 1.409A-1(b)(5)(E)(1)), an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes, in accordance with Section 25.14(d) (Determining “Controlled Group”).

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

7.2           SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3           Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4           Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5           Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6           Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1           Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Eligible Individuals in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Eligible Individual on the Grant Date.

8.2           Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3           Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8 (Restricted Stock and Restricted Stock Units), Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine, and unless otherwise required to be paid at a different time in accordance with Code Section 409A, any such payment shall be made by the fifteenth (15th) day of the third (3rd) month following the completion of the year in which the restrictions on such Restricted Stock Units lapse.

8.4           Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3 (Other Restrictions), each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

 “The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Columbus McKinnon Corporation 2010 Long Term Incentive Plan and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Columbus McKinnon Corporation.”

8.5           Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6           Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Deferred Stock Units

9.1           In General. Deferred Stock Units may be granted to Eligible Individuals at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. Deferred Stock Units shall be evidenced by an Award Agreement that shall specify the number of Shares to which the Deferred Stock Unit pertains, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties, and covenants with respect to securities law matters. Upon the grant of Deferred Stock Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Shares underlying the Deferred Stock Units awarded to the Participant. No Shares will be issued to the Participant at the time an award of Deferred Stock Units is granted.

9.2           Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalent Rights will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Stock Units. Unless otherwise provided by the Committee at or after the grant date, (a) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Stock Units on the record date established for the related dividend or distribution in an amount equal to the number which may be obtained by dividing (i) the value of such dividend or distribution on the record date by (ii) the Fair Market Value of one Share on such date, and such additional Deferred Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Deferred Stock Units with respect to which such dividends or distributions were payable, and (b) if any such dividends or distributions are paid in Shares or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions, if any, as apply to the Deferred Stock Units with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Stock Units awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Deferred Stock Units have been issued to such Participant or his beneficiary.

9.3           Vesting. Unless the Committee provides otherwise at or after the Grant Date, the portion of each Award of Deferred Stock Units that consists of Deferred Stock Units, together with any Dividend Equivalent Rights credited with respect thereto, will be subject to a Restriction Period that shall lapse based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. Notwithstanding the immediately preceding sentence, the Board may accelerate the lapse of the Restriction Period of any Deferred Stock Units at or after the Grant Date. The portion of each Award of Deferred Stock Units that consists of Elective Deferred Stock Units, together with any Dividend Equivalent Rights credited with respect thereto, shall not be subject to any Restriction Period and shall be non-forfeitable at all times.

9.4           Settlement. Subject to Articles 15 (Transferability of Awards), 21 (Change in Control), and 25 (General Provisions), and the last sentence of Section 9.1 (In General), unless the Committee determines otherwise at or after the Grant Date, the Company shall issue the Shares underlying any of a Participant’s Deferred Stock Units (and related Dividend Equivalent Rights) for which the Restriction Period shall have lapsed other than a termination for Cause, as soon as administratively practicable, but not later than two and one-half (2½) months following the end of the year in which the Participant’s termination of employment or service occurs. In the event of the termination of a Participant’s employment with or service to the Company, Affiliates, and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any shares of Deferred Stock Units (and related Dividend Equivalent Rights) credited to his account, whether or not the Restriction Period shall have then lapsed. Subject to Articles 15 (Transferability of Awards), 21 (Change in Control), and 25 (General Provisions), and the last sentence of Section 9.1 (In General), unless the Committee determines otherwise at or after the grant date, the Company shall issue the Shares underlying any of a Participant’s Elective Deferred Stock Units (and related Dividend Equivalent Rights) credited to such Participant’s account under the Plan as soon as administratively practicable, but not later than two and one-half (2½) months following the date of such Participant’s termination of employment or service (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). The Committee may provide in the Award Agreement applicable to any Award of Deferred Stock Units that, in lieu of issuing Shares in settlement of any Deferred Stock Units, the Committee may direct the Company to pay to the Participant the Fair Market Value of the Shares corresponding to such Deferred Stock Units in cash. For each Share received in settlement of Deferred Stock Units, the Company shall deliver to the Participant a certificate representing such Share, bearing appropriate legends, if applicable. Notwithstanding anything to the contrary in this Section 9.4 (Settlement), the Committee may accelerate the distribution of any and all Shares subject to any Award of Deferred Stock Units prior to the time otherwise specified in this Section 9.4 (Settlement).

9.5           Further Deferral Elections. A Participant may elect to further defer receipt of Shares issuable in respect of Deferred Stock Units (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion, in accordance with Section 25.14(c)(iii) (Subsequent Deferral Elections).

Article 10. Performance Shares, Performance Share Units, and Performance Units

10.1         Grant of Performance Shares, Performance Share Units, and Performance Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares, Performance Share Units, and/or Performance Units to Eligible Individuals in such amounts and upon such terms as the Committee shall determine.

10.2         Value of Performance Shares, Performance Share Units, and Performance Units. Each Performance Share and each Performance Share Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares, Performance Share Units, and/or Performance Units that will be paid out to the Participant.

10.3         Earning of Performance Shares, Performance Share Units, and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares, Performance Share Units, and/or Performance Units shall be entitled to receive payout on the value and number of Performance Shares, Performance Share Units, and/or Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

10.4         Form and Timing of Payment of Performance Shares, Performance Share Units, and Performance Units. Payment of earned Performance Shares, Performance Share Units, and/or Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares, Performance Share Units, and/or Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares, Performance Share Units, and/or Performance Units at the close of the applicable Performance Period, but no later than the fifteenth (15th) day of the third (3rd) month after the year in which the Performance Period ended. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. The Committee, in its sole discretion, may permit the deferrals of any such Performance Shares, Performance Share Units, and Performance Units in a manner that complies with the requirements of Code Section 409A.

Article 11. Cash-Based Awards and Other Stock-Based Awards

11.1         Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Eligible Individuals in such amounts and upon such terms as the Committee may determine.

11.2         Other Stock-Based Awards. The Committee may grant to Eligible Individuals other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3         Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

11.4         Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. The Company may pay earned Cash-Based Awards and Other Stock-Based Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Award at the close of the applicable Performance Period, if any, but no later than the fifteenth (15th) day of the third (3rd) month after the year in which the Performance Period ended, the award vests (unless a valid deferral election has been made), or the payment was otherwise scheduled to be made.

Article 12. Covered Employee Annual Incentive Awards

12.1         Establishment of Annual Incentive Awards. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on achievement of performance goals established for the year using the Performance Measures set out in Article 14 (Performance Measures). Within the first ninety (90) days of the beginning of a Plan Year, the Committee shall establish the potential amounts that each Covered Employee could earn based on performance for the year under one or more Performance Measures, select the Performance Measure(s) to be used, and establish the goals for each Performance Measure selected.

12.2         Determination of Covered Employees’ Portions. As soon as possible after the end of a Plan Year, the Committee shall assess the performance achieved under each Performance Measure used for that Plan Year, and determine the payout to each Covered Employee based upon Company and individual performance for the Plan Year.

Article 13. Nonemployee Director Awards

Nonemployee Directors may only be granted Awards under the Plan in accordance with this Article 13 (Nonemployee Director Awards) and which shall not be subject to management’s discretion. From time to time, the Board shall set the amount(s) and type(s) of equity awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as any additional amount(s), if any, to be awarded, also on a periodic, nondiscriminatory basis, based on each of the following: the number of committees of the Board on which a Nonemployee Director serves, service of a Nonemployee Director as the chair of a committee of the Board, service of a Nonemployee Director as Chairman of the Board, or the first selection or appointment of an individual to the Board as a Nonemployee Director. Subject to the limits set forth in Section 4.1(d) (Limit on Nonemployee Director Awards) the foregoing, the Board shall grant such Awards to Nonemployee Directors and any Nonemployee Chairman of the Board, and grant New Nonemployee Director Awards, as it shall from time to time determine.

If a Nonemployee Director subsequently becomes an Employee while remaining a member of the Board, any Award held by such individual at the time of such commencement of employment will not be affected thereby.

Nonemployee Directors, pursuant to this Article 13 (Nonemployee Director Awards), may be awarded, or may be permitted to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainer, meeting fees, or other fees in Shares, Restricted Stock, Restricted Stock Units, Deferred Stock Units, or other Awards as contemplated by this Plan in lieu of cash.

Article 14. Performance Measures

14.1         In General. The performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12 (Covered Employee Annual Incentive Awards)) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Operating earnings or income;

(c)	Earnings or diluted earnings per share;

(d)	Net sales or revenue growth;

(e)	Net operating profit;

(f)	Return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, shareholders’ equity sales, or revenue);

(g)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on capital, and cash flow return on investment);

(h)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(i)	Gross or operating margins;

(j)	Productivity ratios;

(k)	Share price (including, but not limited to, growth measures and total shareholder return);

(l)	Expense targets;

(m)	Debt reduction;

(n)	Cost reduction or savings;

(o)	Margins;

(p)	Operating efficiency;

(q)	Market share;

(r)	Customer and/or employee satisfaction;

(s)	Safety;

(t)	Working capital targets and change in working capital; and

(u)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 14 (Performance Measures).

14.2         Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.3         Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

14.4         Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.1 (In General).

Article 15. Transferability of Awards

15.1         In General. Except as provided in Section 15.2 (Committee Action) below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

15.2         Committee Action. The Committee may, in its sole discretion, determine that notwithstanding Section 15.1 (In General), any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 16. Impact of Termination of Employment/Service on Awards

16.1         In General. Unless otherwise determined by the Committee and set forth in the Award Agreement, upon the termination of a Participant’s employment with the Company, Affiliate, and/or Subsidiary or service as a Nonemployee Director or to the Company, Affiliate and/or Subsidiary, for any reason whatsoever, except as otherwise set forth in this Article 16 (Impact of Termination of Employment/Service on Awards), in an Award Agreement or, with the consent of such individual, as determined by the Committee at any time prior to or after such termination, Awards granted to such Participant will be treated as follows:

(a)
Any Options and SARs will (i) to the extent not vested and exercisable as of the date of such termination of employment or of service as a Nonemployee Director or to the Company, Affiliate, and/or Subsidiary, terminate on the date of such termination, and (ii) to the extent vested and exercisable as of the date of such termination of employment or of service as a Nonemployee Director or to the Company, Affiliate, and/or Subsidiary, remain exercisable for a period of thirty (30) days following the later of the date of such termination or the date of any period of non-trading, or, in the event of the Participant’s death during such thirty (30) day period, remain exercisable by the estate of the deceased Participant until the end of the period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award).

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will be immediately forfeited.

(c)	Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

(d)	Any other Awards, including, but not limited to, Cash-Based Awards and Other Stock-Based Awards, to the extent not vested will be immediately forfeited and terminate.

16.2         Upon Death or Disability. Except as otherwise provided in an Award Agreement, in the event a Participant’s employment is terminated with the Company, Affiliate, and/or Subsidiary or Participant’s service on the Board or to the Company, Affiliate, and/or Subsidiary is terminated as a result of the Participant’s death or Disability, Awards granted to such Participant will be treated as follows:

(a)
Any Options and SARs shall become immediately exercisable as of the date of such termination of employment or service, and the Participant, or in the event the Participant is incapacitated and unable to exercise the rights granted hereunder, the Participant’s legal guardian or legal representative, or in the event the Participant dies, the estate of the Participant, shall have the right to exercise any rights the Participant would otherwise have had under the Plan for a period of one (1) year after the date of such termination (but in no event beyond the maximum term of the Award).

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will become immediately vested.

(c)
Any Performance Shares, Performance Share Units, or Performance Units will remain outstanding and the Participant or the Participant’s estate will be entitled to the payment of the Award earned (based on the actual performance achieved during the applicable Performance Period), which will be paid on the date the Award would have been paid if the Participant had remained employed with or continued to provide service to the Company, Affiliate, or Subsidiary.

16.3         Upon Retirement. Except as otherwise provided in an Award Agreement, in the event a Participant’s employment with the Company, Affiliate, and/or Subsidiary or service on the Board is terminated by reason of the Participant’s Retirement, Awards granted to such Participant will be treated as follows:

(a)
With respect to any Options and SARs, for a period of thirty-six (36) months following the date of such Retirement (but in no event beyond the maximum term of the Award), the Options or SARs shall remain outstanding and (i) to the event not then fully vested, will continue to vest in accordance with the applicable vesting schedule, and (ii) the Participant shall have the right to exercise any rights the Participant would otherwise have had under the Plan. Notwithstanding the foregoing, in the event a Participant does not exercise an Incentive Stock Option prior to the expiration of the three (3) month period after the date of the Participant’s Retirement, such Option shall be treated as a Nonqualified Stock Option upon exercise.

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will become immediately vested.

(c)
Any Performance Shares, Performance Share Units, or Performance Units will remain outstanding and the Participant will be entitled to the payment of the Award earned (based on the actual performance achieved during the applicable Performance Period), which will be paid on the date the Award would have been paid if the Participant had remained employed with or continued to provide service to the Company, Affiliate, or Subsidiary.

16.4         For Cause. Except as otherwise provided in an Award Agreement, in the event a Participant’s employment with the Company, Affiliate, and/or Subsidiary or service on the Board is terminated for Cause, Awards granted to such Participant will be treated as follows:

(a)	Any Options and SARs, whether vested or unvested, will be immediately forfeited and terminate.

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will be immediately forfeited and terminate.

(c)	Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

(d)	Any other Awards to the extent not vested will be immediately forfeited and terminate.

16.5         Upon Termination of Employment in Connection With a Change in Control. Except as otherwise provided in an Award Agreement, upon a termination in connection with a Change in Control, Awards granted to a Participant will be treated as set forth in Article 21 (Change in Control).

16.6         Bona Fide Leave. Notwithstanding the fact that a Participant’s employment ostensibly terminates and except as otherwise provided in an Award Agreement, if the Participant is on a bona fide leave of absence, as defined in Treas. Reg. 1.409A- 1(h)(1), then the Participant will be treated as having a continuing employment relationship (and not as having terminated employment for purposes of this Plan) so long as the period of the leave does not exceed six (6) months, or if longer, so long as the Participant retains a right to reemployment with the Company, Subsidiary, and/or Affiliate under an applicable statute or by contract.

Article 17. Substitution Awards
Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees or directors of other entities who are about to become Employees, whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a Subsidiary. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted.

Article 18. Dividend Equivalent Rights

Any Participant selected by the Committee may be granted Dividend Equivalent Rights based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, if any Award for which Dividend Equivalent Rights have been granted has its vesting or grant dependent upon the achievement of one or more Performance Measures, then the Dividend Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.

Article 19. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 20. Rights of Participants

20.1         Employment/Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 (Administration) and 22 (Amendment, Modification, Suspension, and Termination), this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

20.2         Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

20.3         Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 21. Change in Control

Unless the Committee otherwise determines and sets forth in an Award Agreement, upon the occurrence of a Change in Control, Awards shall have their vesting and payment accelerated based on a “double trigger” which shall require the occurrence of a Change in Control coupled with the termination of the Participant’s employment or service to the Company, Subsidiary, or Affiliate within two (2) years, or such other events as the Committee may decide, with the specific details of the treatment of Awards as determined by the Compensation Committee, in its sole discretion, and set forth in the Award Agreement at the time of grant.

Article 22. Amendment, Modification, Suspension, and Termination

22.1         Amendment, Modification, Suspension, and Termination. Subject to Sections 22.3 (Awards Previously Granted) and 22.5 (Repricing Prohibition), the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and/or any Award Agreement in whole or in part; provided, however, that no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

22.2         Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.4 (Adjustments in Authorized Shares) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

22.3         Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 22.4 (Amendment to Conform to Law)), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan without the written consent of the Participant holding such Award.

22.4         Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 22.4 (Amendment to Conform to Law) to any Award granted under the Plan without further consideration or action.

22.5         Repricing Prohibition. Except to the extent (a) approved in advance by holders of a majority of the Shares of the Company entitled to vote generally in the election of Directors or (b) provided in Section 4.4 (Adjustments in Authorized Shares), the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Option Price or the Grant Price of any outstanding Option or SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.

Article 23. Withholding

23.1         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

23.2         Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 24. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 25. General Provisions

25.1        Forfeiture Events.

(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

25.2         Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

25.3         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

25.4         Severability. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction, such covenants are not reasonable in any respect, such court shall have the right, power, and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

25.5         Compliance With Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Awards, or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its Directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

25.6         No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

25.7         Deferrals. The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a federal income tax deduction with respect to any Award other than an ISO, in accordance with Treas. Reg. 1.409A-1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company, Subsidiary, and/or Affiliate anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s, Affiliate’s, and/or Subsidiary’s deduction with respect to such payment would no longer be restricted due to the application of Code Section 162(m).

25.8         Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

25.9         Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees, Directors, and/or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors, and/or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 25.9 (Employees Based Outside of the United States) by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

25.10      Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

25.11      Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

25.12      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

25.13      No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy, or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy, or program.

25.14      Compliance With Code Section 409A.

(a)
In General. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

(b)
Elective Deferrals. No elective deferrals or re-deferrals of compensation (as defined under Code Section 409A and/or guidance thereto) other than in regard to Deferred Stock Units and/or Restricted Stock Units are permitted under this Plan. Instead, any such elective deferrals of compensation shall only be permitted pursuant to the Company’s nonqualified deferred compensation plan, as may be in effect from time to time.

(c)
Applicable Requirements. To the extent any of the Awards granted under this Plan are deemed “deferred compensation” and hence subject to Code Section 409A, the following rules shall apply to such Awards:

(i)
Mandatory Deferrals. If the Company decides that the payment of compensation under this Plan shall be deferred within the meaning of Code Section 409A, then, except as provided pursuant to Treas. Reg. 1.409A-1(b)(4)(ii), at grant of the Award to which such compensation payment relates, the Company shall specify the date(s) at which such compensation will be paid in the Award Agreement.

(ii)
Initial Deferral Elections. For Awards of Deferred Stock Units and Restricted Stock Units where the Participant is given the opportunity to elect the timing and form of the payment of the underlying Shares at some future time once any requirements have been satisfied, the Participant must make his or her initial deferral election for such Award in accordance with the requirements of Code Section 409A, i.e., within thirty (30) days of first becoming eligible to receive such award or prior to the start of the year in which the Award is granted to the Participant, in each case pursuant to the requirements of Code Section 409A and Treas. Reg. Section 1.409A-2.

(iii)
Subsequent Deferral Elections. To the extent the Company or Committee decides to permit compensation subject to Code Section 409A to be re-deferred pursuant to Treas. Reg. 1.409A-2(b), then the following conditions must be met: (A) such election will not take effect until at least twelve (12) months after the date on which it is made; (B) in the case of an election not related to a payment on account of Disability, death, or an unforeseeable emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been paid; and (C) any election related to a payment at a specified time or pursuant to a fixed schedule (within the meaning of Treas. Reg. 1.409A-3(a)(4)) must be made not less than twelve (12) months before the date the payment is scheduled to be paid.

(iv)
Timing of Payments. Payment(s) of compensation that is subject to Code Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. 1.409A-3, i.e., the Participant’s separation from service, the Participant’s becoming disabled, the Participant’s death, at a time or a fixed schedule specified in the Plan or an Award Agreement, a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or the occurrence of an unforeseeable emergency.

(v)
Certain Delayed Payments. Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Code Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.

(vi)
Acceleration of Payment. Any payment made under this Plan to which Code Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A-3(j)(4), i.e., upon a Participant’s separation from service, the Participant becomes disabled, the Participant’s death, a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. 1.409A-3(a)).

(d)
Determining “Controlled Group.” In order to determine for purposes of Code Section 409A whether a Participant or Eligible Individual is employed by a member of the Company’s controlled group of corporations under Code Section 414(b) (or by a member of a group of trades or businesses under common control with the Company under Code Section 414(c)) and, therefore, whether the Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Code Section 409A:

(i)
In applying Code Section 1563(a)(1), (2), and (3) for purposes of determining the Company’s controlled group under Code Section 414(b), the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2), and (3);

(ii)
In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Corporation for purposes of Code Section 414(c), the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2; and

(iii)
Notwithstanding the above, to the extent that the Company finds that legitimate business criteria exist within the meaning of Treas. Reg. 1.409A-1(b)(5)(E)(1), then the language “at least 50 percent” in clause (i) and (ii) above shall instead be “at least 20 percent.”

25.15      Non-exclusivity of This Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

25.16      No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

25.17      Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

25.18      Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

25.19      Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the U.S. Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed by the Committee.

25.20      No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

25.21      Indemnification. Subject to requirements of New York law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 (Administration) shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

COLUMBUS McKINNON CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the “Company”) to be held at the Martha Washington Inn, 150 West Main Street, Abingdon, Virginia, on July 26, 2010 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

COLUMBUS McKINNON CORPORATION

July 26, 2010

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- or -
TELEPHONE - call toll-free 1-800-PROXIES (1 800-776-9437) from any touch tone telephone and follow the instructions.  Have your control number and the proxy card available when you call.
- or -
INTERNET - access www.voteproxy.com and follow the on-screen instructions.  Have your control number available when you access the web page.

COMPANY NUMBER IS   ___________________

ACCOUNT NUMBER IS   ___________________

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR ELECTION OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

1.	ELECTION OF DIRECTORS:
NOMINEES:
☐	FOR ALL NOMINEES	○	TIMOTHY T. TEVENS
		○	RICHARD H. FLEMING
☐	WITHHOLD AUTHORITY	○	ERNEST R. VEREBELYI
	FOR ALL NOMINEES	○	WALLACE W. CREEK
		○	STEPHEN RABINOWITZ
☐	FOR ALL EXCEPT	○	LINDA A. GOODSPEED
	(see instructions below)	○	NICHOLAS T. PINCHUK
		○	LIAM G. McCARTHY
		○	CHRISTIAN B. RAGOT

INSTRUCTION:  To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

3.	ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2010 LONG TERM INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

COLUMBUS McKINNON CORPORATION

EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Trustees of the Columbus McKinnon Corporation Employee Stock Ownership Plan (the “ESOP”) are hereby authorized to be present and to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the “Company”) to be held at the Martha Washington Inn, 150 West Main Street, Abingdon, Virginia, on July 26, 2010 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

COLUMBUS McKINNON CORPORATION

July 26, 2010

ESOP

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- or -
TELEPHONE - call toll-free 1-800-PROXIES (1 800-776-9437) from any touch tone telephone and follow the instructions.  Have your control number and the proxy card available when you call.
- or -
INTERNET - access www.voteproxy.com and follow the on-screen instructions.  Have your control number available when you access the web page.

COMPANY NUMBER IS   ___________________

ACCOUNT NUMBER IS   ___________________

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

THE TRUSTEES MAKE NO RECOMMENDATION WITH RESPECT TO VOTING YOUR ESOP SHARES ON ANY PROPOSALS.

1.	ELECTION OF DIRECTORS:

NOMINEES:
☐	FOR ALL NOMINEES	○	TIMOTHY T. TEVENS
		○	RICHARD H. FLEMING
☐	WITHHOLD AUTHORITY	○	ERNEST R. VEREBELYI
	FOR ALL NOMINEES	○	WALLACE W. CREEK
		○	STEPHEN RABINOWITZ
☐	FOR ALL EXCEPT	○	LINDA A. GOODSPEED
	(see instructions below)	○	NICHOLAS T. PINCHUK
		○	LIAM G. McCARTHY
		○	CHRISTIAN B. RAGOT

INSTRUCTION:  To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2011

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2010 LONG TERM INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS VOTING INSTRUCTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE ANY ALLOCATED ESOP SHARES “FOR” PROPOSAL NOS. 1, 2 AND 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

BROKER CARD

COLUMBUS McKINNON CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the “Company”) to be held at the Martha Washington Inn, 150 West Main Street, Abingdon, Virginia, on July 26, 2010 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

COLUMBUS McKINNON CORPORATION

July 26, 2010

PROXY VOTING INSTRUCTIONS

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

1.	ELECTION OF DIRECTORS:

NOMINEES:
☐	FOR ALL NOMINEES	○	TIMOTHY T. TEVENS
		○	RICHARD H. FLEMING
☐	WITHHOLD AUTHORITY	○	ERNEST R. VEREBELYI
	FOR ALL NOMINEES	○	WALLACE W. CREEK
		○	STEPHEN RABINOWITZ
☐	FOR ALL EXCEPT	○	LINDA A. GOODSPEED
	(see instructions below)	○	NICHOLAS T. PINCHUK
		○	LIAM G. McCARTHY
		○	CHRISTIAN B. RAGOT

INSTRUCTION:  To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2011

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	ADOPTION OF THE COLUMBUS McKINNON CORPORATION 2010 LONG TERM INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 and 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.